UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Smithfield Foods, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SMITHFIELD FOODS, INC.

Notice of Annual Meeting of Shareholders

TO BE HELD AUGUST 27, 2008

As a shareholder of SMITHFIELD FOODS, INC., a Virginia corporation (the “Company”), you are cordially invited to be present, either in person or by proxy, at the Annual Meeting of Shareholders of the Company to be held at the Williamsburg Lodge, 310 South England Street, Williamsburg, Virginia, at 2:00 p.m. local time, on August 27, 2008, for the following purposes:

1. To elect as directors the five nominees named in the attached proxy statement to serve a three-year term on the Company’s Board of Directors;

2. To approve the Smithfield Foods, Inc. 2008 Incentive Compensation Plan;

3. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending May 3, 2009; and

4. To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

Only shareholders of record at the close of business on July 11, 2008 will be entitled to vote at the Annual Meeting and any adjournment thereof. The transfer books will not be closed.

We hope you can attend the Annual Meeting in person. However, even if you plan to attend, please vote your proxy as soon as possible, so that we may be assured of a quorum to transact business. If you receive more than one proxy because you own shares registered in different names or addresses, each proxy should be voted. Your proxy is revocable and will not affect your right to vote in person in the event you are able to attend the meeting.

Your attention is directed to the attached Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS,

MICHAEL H. COLE

SECRETARY

Smithfield, Virginia

July 25, 2008

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 27, 2008

The Company’s Proxy Statement for the 2008 Annual Meeting of Shareholders and the Company’s Annual Report to Shareholders and Annual Report
on Form 10-K for the fiscal year ended April 27, 2008 are available at investors.smithfieldfoods.com.

SMITHFIELD FOODS, INC.

EXECUTIVE OFFICES

200 COMMERCE STREET

SMITHFIELD, VIRGINIA 23430

Corporate Internet Site:
www.smithfieldfoods.com

PROXY STATEMENT

FOR

ANNUAL MEETING OF
SHAREHOLDERS

TO BE HELD AUGUST 27, 2008

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
AND VOTING

1. Why did I receive these proxy materials?

We are providing this meeting notice, proxy statement and proxy card (the
“Proxy Materials”) in connection with the solicitation by the Board of Directors of Smithfield Foods, Inc., a Virginia corporation (“Smithfield,” the “Company,” “we,” “us,” and “our”), of
proxies to be voted at our 2008 Annual Meeting of Shareholders (the “Annual Meeting”). The proxies also may be voted at any continuations, adjournments or postponements of the meeting. This proxy statement contains information you may use when deciding how to vote in connection with the Annual Meeting. We are first sending the proxy materials to shareholders on or about July 25, 2008.

2. When and where is the Annual Meeting, and who may attend?

The Annual Meeting will be held on August 27, 2008 at 2:00 p.m. local time, at the Williamsburg Lodge, 310 South England Street, Williamsburg,
Virginia. Shareholders who are entitled to vote may attend the meeting, as well as our invited guests. Each shareholder is permitted to bring one guest.

3. What do I need to attend the Annual Meeting?

Shareholders of Record. If you are a Shareholder of Record and plan to attend the meeting, please bring the admission ticket attached to your proxy card and photo identification. Shareholders of Record who do not present admission tickets at the meeting will be admitted only upon verification of ownership at the admission counter.

Beneficial Owners. If you are a Beneficial Owner and you plan to attend the meeting, you must present proof of your ownership of Smithfield shares as of July 11, 2008, such as a bank or brokerage account statement, as well as photo identification. If you wish to vote at the meeting, you must also bring a legal proxy.

The answer to Question 4 describes the terms “Shareholder of
Record” and “Beneficial Owner.”

4. What is the difference
between holding shares as a Shareholder of Record and as a Beneficial Owner?

If your shares are registered in your name on the books and records of our transfer agent, you are a “Shareholder of Record.” Smithfield sent the Proxy Materials directly to you.

If your shares are held for you in the name of your broker or bank, your shares are held in “Street
Name” and you are considered the “Beneficial Owner.” The Proxy Materials have been forwarded to you by your broker, bank or other holder of record, who is considered, with respect to those shares, the Shareholder of Record. As the
Beneficial Owner, you have the right to direct your broker, bank or other Shareholder of Record on how to vote your shares by using the voting instruction card included in the mailing. The answer to Question 14 describes brokers’ discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

5. What proposals are being presented for shareholder vote at the Annual Meeting?

There are three proposals from Smithfield to be considered and voted on at the meeting:

1. Proposal 1: To elect five directors named in this proxy
statement to serve three-year terms (see page 5);

2. Proposal 2: To approve the Smithfield Foods, Inc. 2008 Incentive Compensation Plan (see page 45); and

3. Proposal 3: To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending
May 3, 2009 (see page 54).

6. How does the Board of Directors
recommend that I vote?

Our Board of Directors recommends
that you vote your shares (1) “FOR” the election of directors named in this proxy statement, (2) “FOR” the approval of the Smithfield Foods, Inc. 2008 Incentive Compensation Plan, and (3) “FOR” the
ratification of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending May 3, 2009.

7. Are there any other matters to be acted upon at the Annual Meeting?

We do not know of any other matter to be presented or acted upon at the meeting. If any matters not set forth in the meeting notice included in the Proxy
Materials are properly brought before the meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

8. Who is entitled to vote at the Annual Meeting?

You are entitled to vote if you owned shares of our common stock, par value $0.50, as of the close of business on the record date, July 11, 2008.
Each share of common stock is entitled to one vote and there is no cumulative voting. As of July 11, 2008, we had 137,588,175 shares of common stock outstanding. Both Virginia law and our Bylaws require our Board to establish a record date in order to determine who is entitled to receive notice of the Annual Meeting, and to attend and vote at the Annual Meeting and any continuations, adjournments or postponements of the meeting.

9. How many votes must be present to hold the Annual Meeting?

A majority of the total votes entitled to be cast on matters to be considered at the Annual Meeting, or 68,794,088, must be present in person or by proxy to hold the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well.

Abstentions and shares held of record by a broker or its nominee (“Broker Shares”) that are voted on any matter are included in determining the number of votes present or represented at the Annual Meeting. However, Broker Shares that are not voted on any matter at the Annual Meeting will not be included in determining whether a quorum is present at such meeting.

10. How many votes are needed to approve the proposals?

Proposal 1: The election of each nominee for director requires the affirmative vote of the holders of shares representing a plurality of the votes cast in the election of directors. Votes that are withheld and Broker Shares that are not voted in the election of directors will not be included in determining the number of votes cast and, therefore, will have no effect on the election of directors. Each of the five nominees would be appointed to three-year terms.

Proposal 2: The number of votes cast in favor of the approval of the Smithfield Foods, Inc. 2008 Incentive Compensation Plan must be greater than the votes cast against approval. Abstentions and Broker Shares that are not voted are not considered cast for or against this proposal and, therefore, will have no effect on the outcome.

Proposal 3: The number of votes cast in favor of the ratification of the selection of Ernst & Young LLP as independent auditors must be greater than the votes cast against ratification. Abstentions and Broker Shares that are not voted are not considered cast for or against this proposal and, therefore, will have no effect on the outcome.

11. How do I vote?

By Mail: Be sure to complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope. If you are a Shareholder of Record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of
Directors. If you are a Beneficial Owner, please also see Question 14 below.

By Internet or by Telephone: Instead of mailing your proxy card, you may vote your proxy by the Internet or by telephone. Proxies submitted by the Internet or telephone must be received by 2:00 a.m., Eastern
Time, on August 27, 2008. To vote by the Internet, go to www.investorvote.com/SFD and follow the steps outlined on the secured website. To vote by telephone, call toll free 1-800-652-VOTE (8683) within the United States, Canada and Puerto
Rico any time on a touch tone telephone. There is no charge to you for the call. Please follow the instructions provided by the recorded message. When voting by the Internet or telephone, please have your proxy card handy because you will need the validation details that are located on the proxy card in order to cast your vote. If you vote by Internet or by telephone, you do not need to mail your proxy card.

In person at the Annual Meeting: All shareholders may vote in person at the Annual Meeting. If you are a Beneficial
Owner, you must obtain a legal proxy from your broker, bank or other Shareholder of Record and present it to the inspectors of election with your ballot to be able to vote at the meeting.

12. What can I do if I change my mind after I vote my shares?

If you are a Shareholder of Record, you can revoke your proxy before it is exercised by (1) sending written notice to our Secretary, (2) timely delivering a valid, later-dated proxy, (3) voting again over the Internet or by telephone prior to 2:00 a.m., Eastern Time, on August 27, 2008 or (4) voting by ballot at the Annual Meeting.

If you are a Beneficial Owner, you may submit new voting instructions by contacting your bank, broker or other Shareholder of Record. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to Question 11.

13. What if I do not specify a choice for a matter when returning a proxy?

Proxies that are signed and returned but do not contain voting instructions will be voted (1) “FOR” the election of each of the director nominees named in this proxy statement, (2) “FOR” the approval of the Smithfield Foods, Inc. 2008 Incentive Compensation Plan, (3) “FOR” the ratification of Ernst & Young LLP as our independent auditors, and (4) in accordance with the best judgment of the named proxies on any other matters properly brought before the meeting. If you are a Beneficial Owner, see Question 14 below.

If necessary, and unless the shares represented by the proxy are voted in a manner contrary to the manner described in the preceding sentence, the persons named in the proxy may also vote in favor of a proposal to recess the Annual Meeting and to reconvene it on a subsequent date or dates, without further notice, in order to solicit and obtain sufficient votes to approve or disapprove any matters being considered at the Annual Meeting.

14. Will my shares be voted if I do not provide my proxy or instruction form?

If you are a Shareholder of Record and do not provide a proxy, you must attend the Annual Meeting in order to vote. If you are a Beneficial Owner and hold shares through an account with a bank or broker, your shares may be voted if you do not provide voting instructions. Brokerage firms have the authority under the New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on routine matters. The election of directors and the ratification of the selection of independent auditors are considered routine matters. The approval of the 2008 Incentive Compensation Plan is not considered routine. When a matter is not routine and the brokerage firm has not received voting instructions from the beneficial owner, the brokerage firm cannot vote the shares on that matter. This is called a broker non-vote.

15. What does it mean if I receive more than one proxy card?

If you received multiple proxy cards, it means that you hold your shares in different ways (e.g., trust, custodial accounts, joint tenancy) or in multiple accounts. Each proxy card you receive should be voted by Internet, telephone or mail.

16. Who will pay for the cost of this proxy solicitation?

We will bear the cost of this proxy solicitation. In addition to solicitation by mail, some of our directors, officers and employees may solicit proxies in person or by telephone at no additional compensation. We will also ask Shareholders of Record who are brokerage firms, custodians and fiduciaries to forward proxy material to the beneficial owners of such shares and upon request we will reimburse such Shareholders of Record for the customary costs of forwarding the proxy material. We have retained Georgeson & Company Inc. to assist in the solicitation of proxies and anticipate that this will cost us
$8,000 plus expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of eleven directors, who are divided into three classes with staggered terms. The terms of Robert L. Burrus,
Jr., Carol T. Crawford and Frank S. Royal, M.D. as directors of the Company will expire at the time of the Annual Meeting. As of the Annual Meeting, the Board of Directors has expanded the size of the Board to thirteen directors. Following the recommendation of the Nominating and Governance Committee, the Board recommends the re-election of Mr. Burrus, Mrs. Crawford and Dr. Royal and the election of David C. Nelson and Gaoning Ning to the Board of Directors for three-year terms. As more fully described under Related Party Transactions beginning on page 37, Mr. Ning’s nomination is made pursuant to the terms of an agreement between us and certain affiliates of COFCO Limited, under which we sold to one such affiliate an aggregate of 7,000,000 shares of our common stock. Mr. Ning is Chairman of COFCO Limited.

Although all the nominees have indicated their willingness to serve if elected, if at the time of the meeting any nominee is unable or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the persons named therein for such other person as the Board may designate.

Information, including their business experience for the past five years, about the nominees for election as directors and about our other directors whose terms of office do not expire this year appears below.

NOMINEES FOR
ELECTION TO THREE-YEAR TERMS

Name—Age—Principal Occupation—Other Information

Director Since

Robert L. Burrus, Jr. (73) Chairman Emeritus and Senior Partner in the law firm of McGuireWoods LLP, Richmond, Virginia; Chairman and Partner of McGuireWoods LLP from 1990 to 2006

1996

  Hon. Carol T. Crawford (65)           Attorney; formerly Commissioner of the U.S. International Trade           Commission from 1991 until 2000 and Assistant Attorney General of the
         United States from 1989 until 1990; Board of Trustees, Torray
Fund

2000

David C. Nelson (49)

        Portfolio Manager, Altima One World Agriculture Fund, an affiliate of Altima Partners which is a European hedge fund manager, since 2008;

        formerly Analyst and Managing Director of Credit Suisse from 1997 to 2007;

        formerly Assistant Director of Research and Managing Director of
NatWest

        Markets from 1990 to 1997

N/A

Gaoning Ning (49)

        Chairman of COFCO Limited, a state-owned enterprise in China, since

        December 2004; prior to joining COFCO Limited in December 2004,

        Mr. Ning held various positions including director, general manager
and

        Vice chairman of China Resources (Holdings) Company Limited, and was

        Chairman of China Resources Enterprises, Limited from May
1999 to

        December 2004

N/A

  Frank S. Royal, M.D. (68)           Physician; Director of SunTrust Banks, Inc., Dominion Resources, Inc.
and CSX Corporation

2002

Recommendation

Our Board of Directors recommends that you vote “FOR” the election of these five directors to three-year terms.

DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR

CONTINUING DIRECTORS FOR TERM ENDING UPON THE 2009 ANNUAL MEETING OF SHAREHOLDERS

Name—Age—Principal Occupation—Other Information

Director Since

Joseph W. Luter, III (69)

1975

Chairman of the Board since 1975 and Consultant to the Company since September 2006; Chairman of the Board and Chief Executive Officer of the Company from 1975 to August 2006 (1)

Wendell H. Murphy (69)

2000(2)

Private Investor; formerly Chairman of the Board and

Chief Executive Officer of Murphy Farms, Inc., Rose Hill,

North Carolina, a hog producer, prior to the Company’s purchase of such business in January 2000

C. Larry Pope (53)

2006

President and Chief Executive Officer since September 2006;

President and Chief Operating Officer of the Company from

October 2001 to September 2006; Vice President and

Chief Financial Officer from 2000 to October 2001

Hon. Paul S. Trible, Jr. (61)

2007

President of Christopher Newport University since 1996; U.S. Senator from 1983 to 1989; Member of U.S. House of Representatives from 1977 to 1983

CONTINUING DIRECTORS FOR TERM ENDING UPON THE 2010 ANNUAL MEETING OF SHAREHOLDERS

Name—Age—Principal Occupation—Other Information

Director Since

Paul J. Fribourg (54)

2007

Chairman, President and Chief Executive Officer of Continental Grain Company since 1997; Director, Loews Corp. and The Estée Lauder Companies Inc.

Ray A. Goldberg (81)

1999

Professor Emeritus, Harvard Business School and Professor Emeritus, Harvard Kennedy School of Government

John T. Schwieters (68)

2001

Vice Chairman of Perseus L.L.C., a merchant bank and

private equity fund management company; formerly Managing

Partner, Mid-Atlantic Region, Arthur Andersen LLP from 1989 to

2000; Director, Danaher Corporation, Choice Hotels International, Inc.

and Union Street Acquisition Corp.

Melvin O. Wright (79)

2000

Retired; formerly an Advisor to PrimeCorp Finance, a Paris merchant bank, and prior to 1992, a senior executive and Director of Dean Witter Reynolds (now Morgan Stanley)

(1)  Mr. Luter, III is the father of Joseph W. Luter, IV, one of our executive officers.

(2)  Mr. Murphy was also our director from 1991 through 1998.

DIRECTOR COMPENSATION

Name (a)

Fees earned or paid in cash (1)(2)($) (b)

Stock awards (1)(2)($) (c)

Option awards ($) (d)

Non-equity incentive plan compensation ($) (e)

Change in pension value and nonqualified deferred compensation earnings ($) (f)

All Other Compensation ($) (g)

Total ($) (h)

Joseph W. Luter, III

69,000

40,448

—

—

(3)

5,217,619
(4)

5,327,067

Robert L. Burrus, Jr.

64,000

40,448

—

—

—

—

104,448

Hon. Carol T. Crawford

82,000

40,448

—

—

—

—

122,448

Paul J. Fribourg

61,038

40,448

—

—

—

—

101,486

Ray A. Goldberg

79,000

40,448

—

—

—

—

119,448

Wendell H. Murphy

64,000

40,448

—

—

—

—

104,448

C. Larry Pope

—

—

—

—

—

—

—

Frank S. Royal, M.D.

107,000

40,448

—

—

—

—

147,448

John T. Schwieters

110,000

40,448

—

—

—

—

150,448

Hon. Paul S. Trible, Jr.

41,379

40,448

—

—

—

—

81,827

Melvin O. Wright

105,000

40,448

—

—

—

—

145,448

(1)  Pursuant to the Company’s 2005 Non-Employee Directors Stock Incentive Plan (“Directors Plan”), each of the non-employee directors is entitled to defer all or a part of his or her director fees and receive, in lieu thereof, deferred stock units entitling the director to receive shares of our common stock at a future date or dates. For those directors electing to receive all or a portion of such fees as deferred units, the number of deferred stock units received is equal to the amount of fees deferred divided by the market price of the common stock. Deferred fees, if any, are included in the “Fees earned or paid in cash” column. Included in the “Stock awards” column is the aggregate grant date fair value of the 1,500 deferred stock units granted annually to each named director pursuant to the Directors Plan, computed in accordance with Statement of Financial Accounting Standards No. 123
(revised 2004) (Share-Based Payment) (“FAS 123R”). Each director is fully vested in the deferred stock units received pursuant to fee deferrals or the annual grant.

(2)  The aggregate number of deferred stock units held by each director as of April 27, 2008 was as follows:
Mr. Luter, III—1,500; Mr. Burrus—12,456; Mrs. Crawford—12,457; Mr. Fribourg—2,037; Mr. Goldberg —6,365; Mr. Murphy—10,793; Dr. Royal—5,000; Mr. Schwieters—9,215;
Mr. Trible—1,500; and Mr. Wright—12,175.

(3)  Following his termination of employment as chief executive officer in August 2006, Mr. Luter, III began receiving his tax-qualified and non-tax qualified pension benefits resulting in a decrease of $244,276 and
$6,902,664 in the present value of his accumulated benefits under the Smithfield Foods Pension Plan and the Supplemental Pension Plan, respectively.

(4)  Includes $1,000,000 in fees paid pursuant to a Consulting Agreement, $4,200,000 awarded by the Compensation Committee pursuant to an annual incentive bonus arrangement and $17,619 in perquisites. See “Related Party Transactions—Transactions—Joseph W. Luter, III” on page 37 for further discussion of the Consulting Agreement and the incentive bonus arrangement. The perquisites include $10,944 for a company-leased automobile (calculated using 100% of the lease cost, repairs, maintenance and fees of the automobile) and $6,300 for the personal use of a Company-owned residence (calculated using the average daily cost of maintaining the residence multiplied by the number of days used for personal purposes).

Discussion of Director Compensation

The Nominating and Governance Committee is responsible for recommending director compensation to the Board of Directors. The following compensation arrangements have been recommended by the Nominating and Governance Committee and approved by the Board of Directors.

Non-employee directors are entitled to receive the following cash consideration for their services:

•

an annual retainer of $50,000,

•

an additional annual retainer of $10,000 for the chairperson of the Audit Committee,

•

an additional annual retainer of $5,000 for the chairperson of any other committee, and

•

$2,000 for each board or committee meeting attended.

In addition, each non-employee director receives an annual award of 1,500 deferred stock units pursuant to the current award program under the Directors
Plan. Non-employee directors are also entitled under the Directors Plan to defer 25%, 50%, 75% or 100% of their directors fees and receive deferred stock units in lieu thereof. The number of deferred stock units received is equal to the amount of fees deferred divided by the closing price of our common stock as reported in the Wall Street Journal on the date prior to the date on which payment of the fees would otherwise have been made. Each deferred stock unit entitles the director to receive one share of common stock at a time following the director’s termination of service, as specified in advance by the director. In the event cash dividends are paid on our common stock, hypothetical cash dividends in the same amount will be credited to the director’s account and converted into stock units based on the market price of our common stock on the trading day before the dividend payment date.

CORPORATE GOVERNANCE

The primary mission of our Board of Directors is to represent and protect the interests of our shareholders. The Board of
Directors has undertaken a number of corporate governance initiatives in recent years, many of which are discussed below.

Constitution of the Board of Directors

Our Board of Directors currently consists of eleven directors. The Board of Directors has determined that seven of our current directors (Mrs. Crawford,
Dr. Royal and Messrs. Burrus, Goldberg, Schwieters, Trible and Wright) and both of our new director nominees, Messrs. Nelson and Ning, qualify as independent directors in accordance with the listing standards of the New York Stock Exchange (the
“NYSE”). In addition, the Board of Directors has determined that two out of the three members of the Audit Committee (John T. Schwieters and Melvin O. Wright) are “audit committee financial experts” as defined in regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Mr. Schwieters currently serves on the audit committee of three other public companies. The
Board of Directors has determined that such simultaneous service does not impair the ability of Mr. Schwieters to continue to effectively serve on our Audit Committee.

The bases for the Board’s determination regarding the independence of directors and the director nominee are explained below:

•

  In evaluating the independence of Mr. Burrus, the Board considered Mr. Burrus’ relationship with the law firm of McGuireWoods LLP, which provides legal services to Smithfield. Factors favorably

considered by the Board in its evaluation of this relationship included that the fees paid to the firm in 2007 represented less than 2% of the firm’s total revenues. In addition, Mr. Burrus is not the managing partner for our account with the firm, Mr. Burrus receives a fixed salary from the firm and an increasing percentage of Mr. Burrus’ time commitment to Smithfield consists of board services rather than legal services. It is also the Board’s perception, based on Mr. Burrus’ extensive past service on the Board, that he consistently acts in a manner independent of us. Based on these factors, the
Board has determined that Mr. Burrus is independent.

•

In evaluating the independence of Mr. Ning, the Board considered that Mr. Ning is the Chairman of COFCO Limited, one of our customers, and that we have entered into an agreement with an affiliate of COFCO Limited to sell the affiliate 7,000,000 shares of our common stock in a private transaction. In determining that Mr. Ning is independent, the Board favorably considered that the amount of payments we have received annually from COFCO Limited represents less than 1% of the annual consolidated gross revenues of COFCO Limited and less than 2% of our annual consolidated gross revenues. The Board also considered favorably that after giving effect to the sale of shares referred to above, COFCO Limited’s beneficial ownership will represent less than 5% of our common stock.

•

In evaluating the independence of Mr. Trible, the Board considered that the Smithfield-Luter Foundation, a charitable foundation affiliated and supported by us, has committed to make annual contributions supporting educational programs and scholarships at Christopher Newport University, a state-supported public university where Mr. Trible is currently employed as President. Frances Luter, the wife of one or our executive officers, Joseph W. Luter, IV, serves on the Board of Visitors of the university. In determining that Mr. Trible is independent, the Board favorably considered that the Foundation’s annual contributions represent less than 1% of the university’s annual gross operating revenues and that Mrs. Luter has indicated her intention to abstain from any actions taken by the university’s Board of Visitors with respect to compensation or other employment terms or arrangements involving Mr. Trible.

•

None of the other directors determined by the Board to be independent has any relationship with us other than as a director.

Advisory Director

In May 2007, the Board established the position of advisory director and appointed Michael J. Zimmerman to that position. Mr. Zimmerman is the Executive Vice President and Chief Financial Officer of Continental Grain Company. An advisory director may attend Board meetings at the invitation of the Board but is not entitled to vote. In addition, an advisory director does not have any rights, duties or liabilities of a director as stated in our bylaws. The Board has determined to compensate Mr. Zimmerman in the same manner as a director.

Committees of the Board of Directors and
Meetings

The Board of Directors has four standing
committees which met during fiscal 2008: the Audit Committee, the Nominating and Governance Committee, the Compensation Committee and the Pension and Investment Committee. Each of these committees is composed entirely of directors who have been determined by the Board of Directors to be independent under current NYSE standards and operates under a charter approved by the Board of Directors setting out the purposes and responsibilities of the committee. The committees and the Board of
Directors periodically review and, as appropriate, revise the committees’ charters to reflect, among other things, changing regulatory developments and changes in the responsibilities of the committees. All committee charters are available for review on our website, www.smithfieldfoods.com. A copy of the committee charters may be obtained, without charge, upon written request to Michael H. Cole, Secretary, Smithfield Foods, Inc., 200 Commerce Street, Smithfield, Virginia 23430.
The Board of Directors has also established an Executive Committee which is authorized to exercise the powers of the Board of Directors between Board meetings but did not meet during the past fiscal year.

The table below provides an overview of the membership and
responsibilities of all of the committees of the Board of Directors as well as the number of meetings held during fiscal 2008. In addition, the Board of Directors held six meetings during fiscal 2008. All directors attended 75% or more of these meetings, including regularly scheduled and special meetings, and the meetings of all committees of the Board on which they served that were held in the past fiscal year during the periods in which they were directors or served on such committees.

Committee, Number of Meetings and Membership

Summary of the Functions of the Committee

  AUDIT   13
meetings John T. Schwieters, Chairperson Frank S. Royal, M.D. Melvin O. Wright

Oversee the financial reporting process

—     Review financial statements and releases

—     Review significant management judgments affecting financial statements

—     Review quality of accounting principles employed

—     Review adequacy of internal and disclosure controls and procedures

Oversee independent auditors

—     Oversee performance and independence

—     Pre-approve non-audit services

—     Appoint independent auditors

Review scope, methodology and results of the audit of the independent auditors

Oversee the Company’s compliance with Section 404 of the Sarbanes-Oxley Act relative to testing of internal controls

Oversee the internal audit department

Oversee compliance with laws and governmental regulations

—     Oversee administration of the Code of Business Conduct and Ethics

—     Review cases of misconduct

Review, approve and ratify related party transactions

Oversee risk assessment and risk management

Committee, Number of Meetings and Membership

Summary of the Functions of the Committee

NOMINATING AND GOVERNANCE 2 meetings Frank S. Royal, M.D., Chairperson John T. Schwieters Melvin O. Wright

Guide selection of directors

—     Establish criteria for nominees

—     Review candidate qualifications

—     Recruit desired candidates

Recommend director nominees

Recommend committee membership

Review Governance Guidelines and recommend
governance issues to be addressed

Review the Code of Business Conduct and Ethics

Evaluate director performance

Review committee structure and operations

Recommend ways to improve effectiveness of the Board of Directors

Recommend director compensation

COMPENSATION 7 meetings Ray A. Goldberg, Chairperson Hon. Carol T. Crawford Frank S. Royal, M.D.

Develop the Company’s philosophy on executive compensation

Establish compensation for the CEO based on its review and approval of corporate and personal goals and objectives and its evaluation of the CEO’s performance in light of those goals and objectives

Review and approve compensation for
other executive officers and key personnel

Recommend compensation and benefit plans

Administer cash and equity-based incentive plans

PENSION AND INVESTMENT 4 meetings Melvin O. Wright, Chairperson Hon. Carol T. Crawford John T. Schwieters

  Oversee the operation and funding of qualified and non-qualified retirement plans   Exercise overall responsibility for designing, approving, evaluating and investing the assets of the retirement plans

EXECUTIVE 0 meetings Joseph W. Luter, III, Chairperson Robert L. Burrus, Jr. Wendell H. Murphy C. Larry Pope

Exercise the powers of the Board of Directors between Board meetings to the extent permitted by law

Governance
Guidelines

The Board of Directors has adopted a set of
Governance Guidelines reflecting a commitment to maintaining high corporate governance standards. The Nominating and Governance Committee is responsible for reviewing periodically the Governance Guidelines and making recommendations on governance issues that should be

addressed by the Board of Directors. The Governance Guidelines are available for review on our website, www.smithfieldfoods.com. A copy of the
Governance Guidelines may be obtained, without charge, upon written request to Michael H. Cole, Secretary, Smithfield Foods, Inc., 200 Commerce Street, Smithfield, Virginia 23430. Among other matters, the Governance Guidelines address the following:

•

A majority of the directors shall be independent within the meaning of the listing standards of the NYSE.

•

The Board of Directors is responsible for providing the best example of our core values of integrity and ethical behavior.

•

The directors meet regularly in executive session without the Chief Executive Officer (or any other directors who are current or former officers of the Company)
present. These meetings are chaired by the Chairman of the Nominating and Governance Committee, who functions as the lead outside director.

•

Directors have access to our management at all times.

•

When a director no longer holds the principal position that he or she held when first elected to the Board of Directors, the Nominating and Governance Committee is
to make a recommendation to the Board of Directors regarding the director’s continued service.

•

The Board of Directors conducts an annual review of its own performance.

•

The Chief Executive Officer reports annually to the Compensation Committee on succession planning and makes available on a continuing basis the Chief Executive
Officer’s recommendation as to his successor should he be unexpectedly disabled.

Code of Business Conduct and Ethics

We maintain a Code of Business Conduct and Ethics (the “Code”) applicable to all of our employees, officers and directors. The purpose of the
Code is to convey our policies and practices for conducting business in accordance with applicable law and the highest ethical standards. Any waiver of the Code for executive officers or directors will be made only by the Board of Directors or its
Audit Committee and will be promptly disclosed. In support of the Code, we have provided employees with a number of avenues for the reporting of ethics violations or similar concerns, including an anonymous telephone hotline. A compliance committee chaired by our Chief Legal Officer administers the Code and requires all directors and executive officers to complete an annual certification relating to ethics and compliance with the law, the Code and other Company policies. The chair of the compliance committee reports periodically to the Audit Committee on the administration of the Code and is required to report promptly any violation of the Code by an executive officer or director to the Chairman of the Audit Committee. The Code was
adopted by the Board of Directors and is reviewed periodically by the Nominating and Governance Committee. The Code is available for review on our website, www.smithfieldfoods.com, and we will post any amendments to, or waivers from, the Code on that website. A copy of the Code may be obtained, without charge, upon written request to Michael H. Cole, Secretary, Smithfield Foods, Inc., 200 Commerce Street, Smithfield, Virginia 23430.

Policies and Procedures Governing Director Nominations

The Nominating and Governance Committee considers
candidates for nomination to the Board of Directors from a number of sources, including recommendations by current members of the Board of Directors and members of management. Current members of the Board of Directors are considered for re-election unless they have notified us that they do not wish to stand for re-election. One of our new director nominees, Mr. Nelson,

was recommended to the Nominating and Governance Committee by our chief executive officer. As more fully described under Related Party Transactions beginning on page 37, our other new director nominee, Mr. Ning, is being nominated pursuant to the terms of an agreement between us and certain affiliates of COFCO Limited, under which we sold to one such affiliate an aggregate of 7,000,000 shares of our common stock. Mr. Ning is Chairman of COFCO Limited. The Nominating and Governance Committee will also consider director candidates recommended by our shareholders. Shareholders desiring to submit recommendations for director candidates must follow the following procedures:

•

The Nominating and Governance Committee will accept recommendations of director candidates throughout the year; however, in order for a recommended candidate to be considered by the Committee for nomination for election at an upcoming annual meeting of shareholders, the recommendation must be received by the Secretary of the Company not less than 120 days prior to the anniversary date of our most recent annual meeting of shareholders.

•

This recommendation must be in writing and must include the following initial information: (i) the shareholder’s name and address, number of shares owned and proof of ownership; (ii) the name of the candidate; (iii) the candidate’s résumé or a listing of his or her qualifications to be a director of the Company; (iv) all other information regarding the candidate that would be required to be disclosed in a proxy statement filed with the SEC if the candidate were nominated for election to the Board of Directors; and (v) the candidate’s written consent to be named as a director if selected by the
Nominating and Governance Committee and nominated by the Board of Directors. The Nominating and Governance Committee may subsequently request additional information regarding the candidate.

•

  Recommendations must be sent by U.S. Mail, courier or expedited delivery service to Michael H. Cole, Secretary, Smithfield Foods, Inc., 200 Commerce Street,
Smithfield, Virginia 23430.

In evaluating
nominees for director, the Nominating and Governance Committee is guided by, among other things, the principles for Board composition expressed in the Governance Guidelines, which include the following objectives:

•

  The Board should be composed of qualified, dedicated and highly regarded individuals who have experience relevant to our operations and who understand the complexities of our business environment.

•

  The Board should endeavor to maintain a “balanced” membership, with representation of relevant areas of experience, types of expertise and backgrounds.

The Nominating and Governance Committee does
not set specific, minimum qualifications that nominees must meet, but rather, in identifying and evaluating candidates for nomination, the Committee considers, in addition to the objectives set out in the Governance Guidelines, whether the candidate
(i) demonstrates high ethical standards and accountability, (ii) has demonstrated substantial achievement and leadership in business, government, academic or other relevant fields, (iii) is dedicated to exercising independent and informed business judgment, (iv) is prepared and able to participate fully in Board activities, including service on committees, and (v) is not engaged in any activity adverse to, and does not serve on the board of another company whose interests are adverse to, or in conflict with, our interests. The Nominating and Governance Committee may also consider other factors such as whether the candidate is independent within the meaning of the listing standards of the NYSE and whether the candidate meets any additional requirements for service on the Audit Committee. The Nominating and Governance Committee does not intend to evaluate candidates recommended by shareholders any differently than other candidates.

Interested Party Communications with the Board of Directors

Interested parties, including shareholders, may communicate by mail with all or selected members of the Board of Directors. Correspondence should be addressed to the Board of Directors or any individual director(s) or group or committee of directors either by name or title (for example, “Chairman of the Nominating and
Governance Committee” or “All Non-Management Directors”). All correspondence should be sent c/o Michael H. Cole, Secretary, Smithfield Foods, Inc., 200 Commerce Street, Smithfield, Virginia 23430.

Executive Sessions of Non-Management Directors

The non-management members of the Board of Directors meet in executive session at least twice a year. These meetings are chaired by the Chairman of the Nominating and Governance Committee (currently Dr. Royal).

Attendance at Annual Meeting

It is our policy that directors should attend annual meetings of the shareholders. A regular meeting of the Board of Directors is scheduled in conjunction with the Annual Meeting. All directors attended the 2007 annual meeting of shareholders.

PRINCIPAL SHAREHOLDERS

The only persons known by us to beneficially own more than five percent of our common stock as of July 11, 2008, are as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER

NUMBER OF SHARES BENEFICIALLY OWNED(1)

PERCENT

Continental Grain Company

and Paul J. Fribourg

277 Park Avenue

New York, NY 10172

10,398,578
(2)

7.6
%

Tradewinds Global Investors, LLC

and a certain affiliated party(3)

2049 Century Park East

20th Floor

Los Angeles, CA 90067

10,347,657
(3)

7.5
%

Lord, Abbett & Co. LLC

90 Hudson Street

Jersey City, NJ 07302

8,092,068
(4)

5.9
%

FMR LLC

and certain affiliated parties(5)

82 Devonshire Street

Boston, MA 02109

7,905,696
(5)

5.8
%

Highside Capital Management, L.P.

and certain affiliated parties(6)

100 Crescent Court

Suite 860

Dallas, TX 75201

7,700,000
(6)

5.6
%

(1)  Pursuant to current regulations of the SEC, securities must be listed as “beneficially owned” by a person who directly or indirectly has or shares the power to vote (“voting power”)
or the power to dispose of (“dispositive power”) the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise. The information set forth in this table has been included solely in reliance upon, and without independent investigation of, the disclosures contained in the schedules and forms referenced in the footnotes below.

(2)  On March 11, 2008, Continental Grain Company (“CGC,” formerly ContiGroup Companies, Inc.) and Paul J. Fribourg, a director of the Company, filed a Schedule 13D with the SEC. In the Schedule
13D, CGC discloses that it shares voting and dispositive power over 10,356,585 shares. In his Section 16 filings, Mr. Fribourg discloses he has sole voting and dispositive power over 39,956 shares and he may be deemed to share voting and dispositive power with respect to the 10,356,585 shares beneficially owned by CGC by virtue of being its Chairman, Chief Executive Officer and President. Mr. Fribourg also has voting control over 2,037 shares held by the trustee of the Directors Plan in Mr.
Fribourg’s deferred stock account. In addition, Mr. Fribourg discloses he is one of the co-trustees and in one case, a beneficiary, of various trusts established for the benefit of his family that collectively control a majority interest in
CGC. Mr. Fribourg disclaims beneficial ownership over the shares beneficially owned by CGC except to the extent of his pecuniary interest.

(3)  On May 15, 2008, Tradewinds Global Investors, LLC (“Tradewinds”) and its
affiliate Nuveen Investments, Inc. filed a Form 13F with the SEC. In the Form 13F, Tradewinds discloses it has sole voting power over 5,883,533 shares, shared voting power over no shares and no voting power over 4,464,124 shares as of March 31,
2008. A Form 13F is required to be filed by certain institutional investment managers that exercise investment discretion with respect to accounts holding securities with an aggregate fair market value in excess of the amount specified by the SEC.

(4)  On May 14, 2008, Lord, Abbett & Co. LLC
(“Lord Abbett”) filed a Form 13F with the SEC. In the Form 13F, Lord Abbett discloses it has sole voting power over 7,792,468 shares, shared voting power over no shares and no voting power of 299,600 shares as of March 31, 2008.

(5)  On May 14, 2008, FMR LLC (“FMR”) and
its affiliates Fidelity Management & Research Company, Strategic Advisers Incorporated and FMR Co., Inc. filed a Form 13F with the SEC. In the Form 13F, FMR discloses it has sole voting power over 1,206 shares, shared voting power over no shares and no voting power of 7,904,490 shares as of March 31, 2008.

(6)  On July 21, 2008, Highside Capital Management, L.P. and certain affiliated parties filed a Schedule 13G with the SEC. In the Schedule 13G, Highside Capital Management, L.P., Highside Management, LLC and H. Lee S. Hobson each disclose that they have sole voting power and sole dispositive power over 7,700,000 shares as of July 10, 2008.

COMMON STOCK OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS

The following information with respect to beneficial ownership, as of
July 11, 2008, of shares of common stock is furnished with respect to (i) each director and nominee for director of the Company, (ii) each executive officer named in the Summary Compensation Table appearing on page 27 of this Proxy
Statement, and (iii) all current directors and executive officers as a group:

AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (NUMBER OF SHARES)(1)

NAME

DIRECT

OTHER

TOTAL

PERCENT OF CLASS

Robert L. Burrus, Jr.

10,000

12,456
(2)

22,456
(2)

*

Hon. Carol T. Crawford

19,400

35,657
(3)

55,057
(3)

*

Carey J. Dubois

1,450

—

1,450

*

Paul J. Fribourg

39,956

10,358,622
(4)

10,398,578
(4)

7.6
%

Ray A. Goldberg

2,000

6,365
(5)

8,365
(5)

*

Joseph W. Luter, III

4,298,000

2,450
(6)

4,300,450
(6)

3.1
%

Joseph W. Luter, IV

201,366

259,114
(7)

460,480
(7)

*

Robert W. Manly, IV

78,185

—

78,185

*

Wendell H. Murphy

680,525

587,714
(8)

1,268,239
(8)

*

David C. Nelson

—

—

—

*

Gaoning Ning

—

—
(9)

—
(9)

*

C. Larry Pope

301,153

270,847
(10)

572,000
(10)

*

George H. Richter

—

—

—

*

Frank S. Royal, M.D.

1,000

5,000
(11)

6,000
(11)

*

John T. Schwieters

21,500

9,215
(12)

30,715
(12)

*

Joseph B. Sebring

35,900

40,000
(13)

75,900
(13)

*

Hon. Paul S. Trible, Jr.

500

1,500
(14)

2,000
(14)

*

Melvin O. Wright

27,000

13,675
(15)

40,675
(15)

*

*All current directors and executive officers as a group (20 persons)

5,717,935

12,710,046
(16)

18,427,981
(16)

13.7
%

* Less than 1% of class

(1)  Pursuant to current regulations of the SEC, securities must be listed as “beneficially owned” by a person who directly or indirectly has or shares voting power or dispositive power with respect to the securities, whether or not the person has any economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership within 60 days, whether upon the exercise of a stock option or warrant, conversion of a convertible security or otherwise. Shares of our common stock listed under the “Direct” column are those which are owned and held by such person as outstanding shares and over which such person has sole voting power and sole dispositive power. Shares shown under the “Other” column include other forms of “beneficial ownership” pursuant to the SEC regulations, as described in the indicated footnotes.

(2)  Includes 12,456 shares held by the trustee of the Directors
Plan in Mr. Burrus’ deferred stock account over which Mr. Burrus has voting control.

(3)  Includes 13,400 shares owned in an IRA of Mrs. Crawford’s husband, 8,800 shares held by Mrs. Crawford’s husband and
1,000 shares held by Mrs. Crawford as custodian for her grandchildren. Mrs. Crawford disclaims beneficial ownership of these 23,200 shares. Also includes 12,457 shares held by the trustee of the Directors Plan in Mrs. Crawford’s deferred stock account over which Mrs. Crawford has voting control.

(4)  Includes 10,356,585 shares beneficially owned by CGC over which Mr. Fribourg may be deemed to share voting and dispositive power by virtue of being its Chairman, Chief Executive Officer and President. In addition, Mr. Fribourg is one of the co-trustees and in one case, a beneficiary, of various trusts established for the benefit of his family that collectively control a majority interest in CGC. Mr. Fribourg disclaims beneficial ownership over the shares beneficially owned by CGC except to the extent of his pecuniary interest. Also includes 2,037 shares held by the trustee of the Directors Plan in Mr. Fribourg’s deferred stock account over which Mr. Fribourg has voting control.

(5)  Includes 6,365 shares held by the trustee of the Directors Plan in Mr. Goldberg’s deferred stock account over which
Mr. Goldberg has voting control.

(6)  Includes
950 shares held by Mr. Luter, III as custodian for his daughter under the Virginia Uniform Transfers to Minors Act. Also includes 1,500 shares held by the trustee of the Directors Plan in Mr. Luter’s deferred stock account over which
Mr. Luter has voting control.

(7)  Includes
7,434 shares held by Mr. Luter, IV’s wife and 36,724 shares held by various trusts for which Mr. Luter, IV is sole trustee. Also includes 120,000 shares that Mr. Luter, IV has the right to acquire pursuant to presently exercisable stock options. Also includes 94,956 shares owned by the Smithfield-Luter Foundation of which Mr. Luter, IV is a co-trustee.

(8)  Includes 4,000 shares held by Mr. Murphy’s wife, 572,918 shares pledged pursuant to variable prepaid forward contracts and 3 shares held by a corporation wholly owned by Mr. Murphy. Also includes 10,793 shares held by the trustee of the Directors Plan in Mr. Murphy’s deferred stock account over which Mr. Murphy has voting control.

(9)  Does not include the 3,178,000 shares owned as of
July 11, 2008 by Starbase International Limited a British Virgin Islands company (“Starbase”) and a wholly-owned indirect subsidiary of COFCO Limited, a Chinese company, of which Mr. Ning is the chairman. Mr. Ning has disclaimed beneficial ownership of all shares owned by Starbase.

(10)  Includes 20,847 shares held by Mr. Pope’s grantor annuity trust over which Mr. Pope has sole voting control. Also includes 250,000 shares that Mr. Pope has the right to acquire pursuant to presently exercisable stock options.

(11)  Includes 5,000
shares held by the trustee of the Directors Plan in Dr. Royal’s deferred stock account over which Dr. Royal has voting control.

(12)  Includes 9,215 shares held by the trustee of the Directors Plan in Mr. Schwieters’ deferred stock account over which
Mr. Schwieters has voting control.

(13)  Includes 40,000 shares that Mr. Sebring has the right to acquire pursuant to presently exercisable stock options.

(14)  Also includes 1,500 shares held by the trustee of the Directors Plan in Mr. Trible’s deferred stock account over which
Mr. Trible has voting control.

(15)  Includes
1,500 shares held by Mr. Wright’s wife as custodian for his grandchildren with respect to which Mr. Wright disclaims beneficial ownership. Also includes 12,175 shares held by the trustee of the Directors Plan in Mr. Wright’s deferred stock account over which Mr. Wright has voting control.

(16)  Includes 460,000 shares subject to presently exercisable stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the
“Exchange Act”) requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and to provide us copies of these reports. Based solely on a review of the copies of these reports furnished to us and written representations that no other reports were required to be filed, we believe that all filing requirements applicable to our officers, directors and beneficial owners of greater than 10% of our common stock have been complied with during the fiscal year ended April 27, 2008, except that Mr. Wright was one day late filing a Form 4 reporting three transactions.

COMPENSATION COMMITTEE REPORT

As detailed in its charter, the Compensation Committee of our Board oversees our executive compensation program on behalf of the Board. In the performance of this function, the Compensation Committee met seven times during fiscal 2008 and, among other things, reviewed and discussed with management the Compensation Discussion and Analysis set forth below in this proxy statement.

Based
upon the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended April 27, 2008 and
Smithfield’s Proxy Statement for its 2008 Annual Meeting of Shareholders, each of which has or will be filed with the Securities and Exchange Commission.

Compensation Committee

Ray A. Goldberg, Chairperson

Hon. Carol T. Crawford

Frank S. Royal, M.D.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis (CD&A) describes the material elements of compensation paid to our executive officers as well as the objectives and material factors underlying our compensation policies and decisions. The information in this CD&A provides context for the compensation disclosures in the tables and related discussions that follow in this proxy statement. The Compensation Committee of the Board, which oversees our executive compensation program, is referred to as the “Committee” in this CD&A. The terms
“we” and “our” refer to Smithfield Foods, Inc. When we refer to the “named executives” we are referring to the six individuals listed in the Summary Compensation Table on page 27 of this proxy statement.

In designing our executive compensation program, we
place a heavy emphasis on performance and consequently a substantial majority of each named executive’s total potential compensation is “at risk” and tied to either the financial performance of Smithfield or its business units or the creation of shareholder value. During fiscal 2008, our overall financial performance was below that of recent years, but the financial performance of the business units comprising our Pork Group was significantly above that of recent years. This had the effect of limiting the amount of incentive compensation received by our corporate level executives while increasing the amount of incentive compensation received by many of the managers of our business units. These results were consistent with our fundamental philosophy of paying for performance.

Compensation
Philosophy and Objectives

The primary goal of our
executive compensation program is the same as our goal for operating the company—to maximize corporate performance and thereby create value for our shareholders. To achieve this goal we have designed our executive compensation program to achieve the following objectives:

•

Attracting and retaining top talent—The compensation of our executives must be competitive with the organizations with which we compete for talent so that we may attract and retain talented and experienced executives. Our executives have, on average, approximately 15 years of experience with Smithfield and its predecessors.

•

Paying for performance—A significant portion of our executives’ compensation should be subject to corporate and business unit performance measures and therefore be “at risk.” Performance-based compensation can vary widely from year to year depending on an executive’s performance and the volatile nature of our agricultural commodity-based industry. In fiscal 2008, performance-based compensation (excluding stock options) constituted 71% on average of our executives’ total cash compensation.

•

Alignment with the interests of our shareholders—Equity-based awards can be an effective means of aligning an executive’s financial interests with those of our shareholders by providing value to the executive only if the market price of our stock increases.

Each element of our compensation program is designed to achieve one or more of these objectives. The structure of a particular executive’s compensation may vary depending on the scope and level of that executive’s responsibilities. For an executive with corporate level responsibilities, performance-based compensation is generally based on Smithfield’s consolidated results of operations. In contrast, for an executive responsible for an individual business unit, performance-based compensation historically has been based on the operating results or other performance measure of that unit. In addition, compensation for business unit executives has generally consisted of a relatively greater portion of cash incentives than is the case for corporate executives. Our compensation practices for business unit executives were adopted in recognition that the efforts of these executives primarily impact the financial performance of the respective units they manage and we believe it is important that compensation be tied directly to the executive’s performance.

However, we also believe it is important that there be coordination of efforts among our individual business units in order to maximize the financial performance of the entire operating segment or the Company as a whole. Therefore, beginning in fiscal 2009, performance-based cash compensation for many of our business unit executives is being based not only on the performance of their respective units (such as that of Farmland Foods), but also on the overall performance of the group comprising such units (in this case, the Pork Group). In addition, these unit managers will receive an increased proportion of their total compensation in the form of long-term equity incentives, thus providing the managers with incentives tied to Smithfield’s overall operating and share performance.

Total compensation for our executive officers consists of the following components:

•

base salary,

•

annual incentive cash payments,

•

long-term equity incentive awards,

•

participation in retirement plans, and

•

limited personal benefits.

All of our executive employees are employed at-will, without employment agreements, severance payment agreements or payment arrangements that would be triggered by a “change in control” of Smithfield (other than through the acceleration of stock option vesting).

Determining Executive Compensation

The Committee is responsible for developing and administering the compensation program for executive officers and other key employees. The Committee may delegate some or all of its responsibilities to one or more subcommittees whenever necessary to comply with any statutory or regulatory requirements or otherwise deemed appropriate by the Committee. The Committee has the authority to retain consultants and other advisors to assist the Committee with its duties and has sole authority to approve the fees and other retention terms of such consultants and advisors.

The CEO makes recommendations to the Committee regarding the salaries, bonus arrangements and option grants, if any, for key employees, including all executive officers. For executive officers whose bonus awards are based partly on individual performance, the CEO’s evaluation of such performance is provided to and reviewed by the Committee. To assist the Committee in carrying out its responsibilities, the Committee from time to time retains an independent compensation consultant. In fiscal 2008, for example, the Committee engaged the consulting firm of Watson Wyatt & Company (“Watson Wyatt”) to assist the Committee in evaluating and designing an expanded long-term equity incentive program for executives, as discussed further below. The implementation of this program is conditioned on receiving shareholder approval of the new 2008 Incentive Compensation Plan (the “2008 Plan”) at this Annual Meeting. The Committee also annually reviews executive pay tallies for our executive officers detailing the amount of each element of total compensation and accumulated equity holdings. Based on the foregoing, the Committee uses its judgment in making compensation decisions that will best carry out our philosophy and objectives for executive compensation.

Elements of our Compensation Program

Base Salary.    Base salaries are intended to provide a minimum level of compensation sufficient to attract and retain an effective management team when considered in combination with the performance-based and other components of our executive compensation program. The relative levels of base salary for executive officers are designed to reflect each executive officer’s scope of responsibility and accountability within the
Company. Base salaries are reviewed annually to determine if they are equitably aligned within the Company and are at sufficient levels to attract and retain top talent. Consistent with our greater emphasis on performance-based pay, base salaries for executives are normally changed only on an infrequent basis and may remain the same for several years or more. The base salaries of most executive officers increased in fiscal 2008 in recognition that they had received little or no increase in recent years.

Annual Incentive Cash
Payments.    We provide performance-based annual cash incentive compensation opportunities to our executives under the shareholder-approved 1998 Stock Incentive Plan (the “1998 Plan”). Future awards will be provided under the new 2008 Plan if the plan is approved by shareholders at this Annual Meeting. Historically, these awards have used performance criteria that seek to ensure a direct link between the executives’ performance and the amount of incentive compensation earned. Awards have generally been based on pre-tax, pre-bonus profits, either company-wide or for a particular business unit depending on the executive’s scope of responsibility. Effective in fiscal 2009, we reorganized the management of the Pork Group by creating the new executive officer position of President and Chief Operating Officer of the group and changing the business unit assignments for a number of the unit managers. In connection with that reorganization, we reexamined the compensation structure for these executives and implemented a number of changes. Beginning in fiscal 2009, the awards for business unit executives within the Pork Group will be 50%-based on the pre-tax, pre-bonus profits of the individual business unit and 50%-based on the pre-tax, pre-bonus profits of the Pork Group as a whole and will be subject to overall caps. We believe these changes for fiscal 2009 will promote greater coordination of efforts among the different operating units which should benefit Smithfield’s overall performance.

At the beginning of each year, the Committee receives recommendations from management regarding the performance criteria and bonus formulas for the year. In evaluating these recommendations, the Committee considers the performance of the Company and the respective business units in recent years. In recognition of our significant growth in recent years, the bonus formulas for most executives, including our CEO, provide for no payment unless a minimum performance threshold is met—$100 million of pre-tax income for awards based on company-wide profits, $60 million of pre-tax income for awards based on group profits and $20 million of pre-tax income for awards based on business unit profits. For most executives, including our CEO, performance awards have a multi-tiered structure so as to reward higher levels of profitability with higher bonus percentages. These bonus award features are designed so that there is a high likelihood that an executive will receive some incentive compensation at the lower tier percentage but so that it will be difficult for an executive to earn incentive compensation at the higher tier. None of the corporate executives received bonuses at the higher tier during fiscal 2008 or the prior two years. Several of the business unit managers received bonuses at the higher tier in fiscal 2008 because of the improved performance of the business units comprising the Pork Group. The Committee believes that the formulas established for these performance-based awards are reasonable and provide strong motivation to management to maximize company performance.

The bonus formulas for each of the named executives are
described on page 30 of this proxy statement under the heading “Performance-Based Cash Bonuses.” After the end of fiscal 2008 and receipt of the independent auditors’ report on the annual financial statement audit, the Committee evaluated our performance against the performance criteria used in the bonus awards and determined the amount of each executive’s incentive payment.

Additional Cash bonuses.    We have sometimes paid additional cash bonuses to executive officers in amounts the Committee has determined appropriate to reward elements of performance that were not reflected in the annual incentive awards. No such bonuses were paid for fiscal 2008.

Equity Incentive Awards.    Historically, we have provided long-term incentive compensation in the form of stock options, which have been awarded from time to time under the Stock Incentive Plan. Stock options can serve as an effective motivational tool by aligning the executive’s economic interests with those of our shareholders. The ultimate value, if any, of stock options is dependent on increases in the market price of our common stock. Because our options are generally granted with five-year cliff vesting, our stock option program promotes long-term tenure and encourages longer-term, more strategic decision-making. Stock options generally constitute a larger percentage of total compensation for corporate level executives than for business unit management because a business unit manager has less involvement in the performance of other business units which impact overall results and indirectly the market price of our common stock.

The chief executive officer recommends to the Committee the recipients and sizes of stock option awards. In evaluating these recommendations, the Committee has considered a number of factors:

•

the level of incentive already provided by the size of prior grants or existing holdings of common stock,

•

whether the executive’s responsibilities involve company-wide strategic decision-making, and

•

the Committee’s subjective evaluation of the executive’s potential contribution to our future success.

In fiscal 2008, stock options were awarded to 26 employees, including two of our named executives. The awards to these named executives were attributable in part to their assumption of increased levels of responsibility.

During fiscal 2008, the Committee engaged Watson Wyatt to assist the Committee in evaluating the need to expand Smithfield’s existing long-term equity compensation program. As discussed above, the Committee believes that long-term equity incentives are not only appropriate for corporate level executives but they should also have a meaningful role in compensating business unit managers. This should foster greater cooperation among the operating units and encourage a more long-term strategic perspective among the unit managers. The Committee also believes that the level of long-term incentive compensation for executives at Smithfield is significantly less than that of comparable companies. This belief was confirmed by a study conducted for the Committee by Watson Wyatt in which the firm compared Smithfield’s compensation practices for its top executives with those of a peer group consisting of ConAgra Foods, Inc., Dean Foods Company, H.J. Heinz Company,
Hormel Foods Corporation, Kellogg Company, Pilgrim’s Pride Corporation and Tyson Foods, Inc. The companies comprising the peer group were selected because they were deemed comparable to Smithfield based on revenues and line of business. As a result of its evaluation, the Committee decided that long-term equity incentive awards should constitute a regular, if not annual, part of the total compensation package for Smithfield’s executives beginning in fiscal 2009. The Committee further decided that fiscal 2009 equity awards would consist of both stock options and performance share units. In order to keep the executives’ interests aligned as closely as possible to those of our shareholders, the Committee chose to base the performance vesting criteria of the performance share units on increases in the market price of our common stock. The performance share unit awards are described in greater detail on page 53 of this proxy statement.

Retirement Plans.    Our executive officers
participate in the same retirement plans on the same terms as provided to most of our salaried employees. These plans consist of several company-funded pension plans and an employee-funded 401(k) savings plan (with employer match), all of which are tax-qualified, and a non-tax qualified supplemental pension plan. Under a tax-qualified plan, we are eligible for a tax deduction for our contributions for the year to which the contributions relate, while the benefits are taxable to the participant for the year in which they are ultimately received. Under a plan that is not tax-qualified, we are not eligible for a tax deduction until the year in which the benefits are paid to the participant.

Our retirement plans are intended to provide an appropriate level of replacement income upon retirement. All salaried employees participating in one of the qualified pension plans and earning more than $230,000 are eligible to participate in the supplemental pension plan. The supplemental pension plan allows us to provide pension benefits comparable to those that would be available under the Smithfield Foods Salaried Pension Plan (one of the tax-qualified plans) if the Internal Revenue Service regulations did not include limits on covered compensation and benefits. Therefore, the supplemental pension plan allows all participating salaried employees to receive a pension benefit that is approximately the same percentage of their earnings. The supplemental benefit plan uses the same benefit formulas as the Smithfield Foods Salaried Pension Plan and uses the same types of compensation to determine benefit amounts. For more information about our pension plans, please refer to the Pension Benefits Table and related discussion, which begins on page 33 of this proxy statement.

Participation in the 401(k) savings
plan is voluntary. Therefore the amount of compensation deferred and the amount of our match varies among employees, including the executives. However, the same formulas are used to determine benefits for all participants in this plan. Furthermore, the plan does not involve any above-market returns, as returns depend on actual investment results.

Perquisites.    We provide a limited number of perquisites, without tax gross-ups, to our executive officers. The Summary
Compensation Table beginning on page 27 of this proxy statement contains an itemized disclosure of all perquisites to named executives, regardless of amount. We believe that these perquisites are reasonable and consistent with those paid to other executives in our industry. Providing these perquisites thus helps to keep our base compensation packages competitive. With regard to the personal use of corporate aircraft, the Committee has established an annual usage limitation of $75,000 for our chief executive officer. Personal use of corporate aircraft by other employees, including other executive officers, is limited and must be approved by our chief executive officer.

We also provide certain benefits to substantially all salaried employees that are not included as perquisites in the Summary Compensation Table for the named executives because they are broadly available. These include health and welfare benefits, disability and life insurance, education and tuition reimbursement and an employee assistance program.

Other Compensation Policies and Practices

Timing of
Awards.    Prior to fiscal 2008, the Compensation Committee granted stock options at its regularly scheduled meeting held in late May or early June as part of the Committee’s annual compensation review process. The
Committee has occasionally made stock option grants at other times, usually in connection with a new hire or a change in an existing officer’s title or duties. In May 2007, the Committee adopted a policy to grant stock options at meetings held within a prescribed “window period” following our release of year-end financial results. This window period runs from the third until the 12th business day following the release.

Prohibition on Repricing.    For purposes of NYSE listing standards, our 1998 Plan is deemed to prohibit any action that would (i) lower the exercise price of a stock option, whether by amendment, cancellation or otherwise, after the award is made or (ii) otherwise be treated as a repricing under generally accepted accounting principles. The proposed 2008 Plan contains an express prohibition against such repricing practices. We are not allowed under the NYSE listing standards to make any change to the plans to permit these practices without shareholder approval.

Deductibility of Compensation.    For fiscal 2008, Section 162(m) of the tax code placed a limit of $1 million on the amount of compensation that we may deduct in one year with respect to our chief executive officer and each of the next four most highly compensated executives. Certain performance-based compensation approved by shareholders is not subject to this deduction limit. The 1998 Plan and the 2008 Plan and the awards made under them have been structured with the intention that the cash incentive payments and equity awards be qualified performance-based compensation not subject to
Section 162(m). We view preserving tax deductibility as an important objective, but not the sole objective, in establishing executive compensation. In specific instances, such as our additional cash bonus program, we may authorize executive compensation arrangements that are not fully tax deductible but which promote other important objectives; however, no such additional cash bonuses were awarded in fiscal 2008.

FISCAL 2008 EXECUTIVE COMPENSATION

The following table includes information concerning compensation paid to or earned by our “Named Executive Officers” listed in the table for the fiscal years ended April 27, 2008 and April 29, 2007.

SUMMARY COMPENSATION TABLE

Name and Principal Position (1)

Year

Salary ($)

Bonus ($)

Stock Awards ($)

Option Awards (2)($)

Non-Equity Incentive Plan Compensation (3)($)

Change in Pension Value and Non- Qualified Deferred Compensa- tion Earnings (4)($)

All Other Compen- sation (5)($)

Total ($)

  (a)

(b)

(c)

(d)

(e)

(f)

(g)

(h)

(i)

(j)

C. Larry Pope President and CEO(6)

2008

1,100,000

—

—

602,400

2,428,305

719,519

35,812

4,886,036

2007

766,667

—

—

515,067

2,383,263

1,110,558

32,352

4,807,907

Robert W. Manly, IV

2008

500,000

—

—

142,100

849,655

113,466

23,182

1,628,403

EVP and Former Interim CFO(7)

2007

363,750

100,000

—

—

735,451

14,166

15,650

1,229,017

Carey J. Dubois VP and CFO(8)

2008

308,333

40,000

—

96,430

169,537

24,941

15,438

654,679

2007

225,000

250,000

—

25,380

—

21,217

1,833

523,430

George H. Richter

2008

700,000

—

—

111,300

4,445,619

296,433

25,536

5,578,888

President of Farmland Foods(9)

2007

620,000

249,780

—

111,300

1,770,853

556,110

28,952

3,336,995

Joseph B. Sebring

2008

700,000

—

—

—

2,966,466

323,499

56,323

4,046,288

President of John Morrell

2007

666,154

—

—

—

788,878

454,626

53,217

1,962,875

Joseph W. Luter, IV

2008

700,000

—

—

97,900

1,865,502

176,702

23,242

2,863,346

President of Smithfield Packing(10)

2007

620,000

—

—

97,900

384,688

192,686

21,248

1,316,522

(1)  The principal position listed in the table for each named executive officer was such individual’s title during fiscal 2008.

(2)  As more fully discussed in Note 6: Shareholders’ Equity in Item 8. Financial Statements and
Supplementary Data—Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended April 27, 2008, this represents the amount of stock option expense recognized in our financial statements for fiscal
2008 and fiscal 2007 in accordance with FAS 123R. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model. The expected annual volatility is based on the historical volatility of our stock and other factors. We use historical data to estimate option exercises and employee termination within the pricing model. The expected term of options granted represents the period of time that options are expected to be outstanding.

(3)  Represents cash bonuses paid
pursuant to awards made under the performance award component of the Stock Incentive Plan. These awards are included in the “Grants of Plan-Based Awards” table appearing on page 29 of this Proxy Statement.

(4) Represents the aggregate increase in the actuarial present value of the
Named Executive Officer’s accumulated benefits under our tax-qualified pension plans and non-tax-qualified supplemental pension plan accrued during fiscal 2008 and fiscal 2007. The methodology used in calculating such increases, including the underlying assumptions, is described or referenced in the narrative discussion beginning on page 33 of this Proxy Statement.

(5) Includes for fiscal 2008 Company matches under our 401(k) plan as follows: Mr. Pope—$0; Mr. Manly —$4,583; Mr. Dubois—$5,823; Mr. Richter—$4,708;
Mr. Sebring—$4,519; and Mr. Luter, IV—$2,483. Also includes our incremental cost, as shown in the following table, of perquisites provided to the Named Executive Officers during fiscal 2008, consisting of: the personal use of
Company aircraft, personal use of a car leased by us, including all operating and maintenance costs, excess life insurance, use of a Company-owned residence and personal use of tickets for sporting events.

Name

Company Aircraft ($)

Company- Leased Automobile ($)

Excess Life Insurance ($)

Company- Owned Residence ($)

Tickets for Sporting Events ($)

C. Larry Pope

17,500

15,483

2,829

—

—

Robert W. Manly, IV

—

16,847

465

25

—

Carey J. Dubois

—

7,800

1,602

1,350

—

George H. Richter

—

3,434

15,819

1,575

—

Joseph B. Sebring

15,510

14,650

18,644

—

3,000

Joseph W. Luter, IV

—

17,937

772

1,675

—

The value of
perquisites is based on the estimated incremental cost to us, as follows:

•

  for personal use of Company aircraft, the direct cost per flight hour as calculated from our records for Company-owned aircraft or as billed by third parties for chartered aircraft,

•

for Company-leased automobiles, 100% of the lease cost, repairs, maintenance and fees,

•

  for excess life insurance (i.e., having a face amount of coverage in excess of $50,000), the amount of premiums paid by us, on behalf of the executive, during the fiscal year for such excess coverage,

•

  for personal use of the Company-owned residence, the average daily cost of maintaining the residence multiplied by the number of days used for personal purposes,
and

•

for personal use of tickets for sporting events, the cost of such tickets.

(6)  Mr. Pope served as President and Chief Operating Officer until September 1, 2006 when he became
President and Chief Executive Officer.

(7)  Mr. Manly was named Executive Vice President on August 31, 2006 and served as interim Chief Financial Officer from January 1, 2007 to July 1, 2007. On July 1, 2008, he became Chief Financial Officer.

(8)  Mr. Dubois served as Vice President and
Chief Financial Officer from July 1, 2007 to June 30, 2008. Prior to July 1, 2007, he served as Corporate Treasurer. On July 1, 2008, he became Vice President, Finance.

(9)  On April 28, 2008, Mr. Richter became President and
Chief Operating Officer of the Pork Group.

(10)  On
April 28, 2008, Mr. Luter, IV became Executive Vice President.

GRANTS OF PLAN-BASED AWARDS

Name

Grant date

Estimated future payouts under non-equity incentive plan awards

All other option awards: number
of securities underlying options (2)(#)

Exercise or base price of option awards ($/sh)

Grant date value of stock and option awards (3)($)

Threshold ($)

Target (1)($)

Maximum ($)

C. Larry Pope

—

N/A

2,428,305

N/A

—

—

—

Robert W. Manly, IV

—

N/A

849,655

N/A

—

—

—

6/11/07

—

—

—

50,000

32.40

710,500

Carey J. Dubois

—

N/A

169,537

N/A

—

—

—

6/11/07

—

—

—

25,000

32.40

355,250

George H. Richter

—

N/A

4,445,619

N/A

—

—

—

Joseph B. Sebring

—

N/A

2,966,466

N/A

—

—

—

Joseph W. Luter, IV

—

N/A

1,865,502

N/A

—

—

—

(1)  Represents actual cash bonuses for fiscal 2008 paid pursuant to awards made under the performance award component of the Stock Incentive Plan. The payout amounts shown above are also included in column
(g), “Non-Equity Incentive Plan Compensation,” of the Summary Compensation Table.

(2)  All options granted for fiscal 2008 were pursuant to the Stock Incentive Plan and are exercisable five years from the grant date. All options are immediately exercisable in the event of and upon a
Change of Control (as defined in the Stock Incentive Plan).

(3)  The grant date fair value of these option awards reflects the full accounting expense, as of the grant date, that will be recognized by us over the course of multiple years and does not necessarily represent the value that will be realized by the named executive officer upon vesting or exercise.

Discussion for Summary Compensation Table and Grants of Plan-Based Awards

Performance-Based Cash Bonuses

For most of our executive officers, annual cash bonuses are earned under awards made pursuant to the performance award component of the Stock Incentive Plan. The awards utilize formulas set by the Compensation Committee at the beginning of the fiscal year, generally based on profits of either the Company or a particular subsidiary, depending upon the scope of the executive’s duties. Net profits are generally defined as net income before deduction for income taxes and incentive payments to key employees. Because these awards are based on objective performance criteria measured over a period of one year, the bonuses earned pursuant to the awards appear both in the Grants of Plan-Based Awards table and in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. For fiscal 2008, the formulas used to calculate the performance-based bonus awards to the Named Executive Officers were as follows:

Name

Bonus Formula

Mr. Pope

  •     0% of the first $100 million of Company net profits,   •     1.5% of Company net profits in excess of $100 million and less than $400 million, and • 2% of Company net profits in excess of $400 million.

Mr. Manly

•     0% of the first $100 million of Company net profits,

•     0.25% of Company net profits in excess of $100 million and less than $400 million,
and

•     0.375% of Company net profits in excess of $400 million;

plus

•     2% of net profits from our international operations with such bonus being prorated for the six-month period during which he became responsible for our international operations.(1)

Mr. Dubois

•     0% of the first $100 million of Company net profits,

•     0.25% of Company net profits in excess of $100 million and less than $400 million,
and

•     0.375% of Company net profits in excess of $400 million,

with such bonus being prorated for the ten-month period he served as chief financial officer.

Mr. Richter

•     0% of the first $20 million of net profits of the Company’s
Farmland Foods subsidiary (“Farmland”),

•     2% of Farmland net profits in
excess of $20 million and less than $50 million, and

•     3% of Farmland net profits
in excess of $50 million.

Mr. Sebring

•     0% of the first $20 million of net profits of the Company’s John
Morrell subsidiary (“John Morrell”),

•     2% of John Morrell net profits
in excess of $20 million and less than $50 million, and

•     3% of John Morrell net
profits in excess of $50 million;

plus

•     1% of the first
$10 million of net profits of the Company’s Armour-Eckrich subsidiary (“Armour-Eckrich”),

•     2% of Armour-Eckrich net profits in excess of $10 million and less than $30 million, and

•     3% of Armour-Eckrich net profits in excess of $30 million.

Name

Bonus Formula

Mr. Luter, IV

•      0% of the first $20 million of net profits of the
Company’s Smithfield Packing subsidiary (“Smithfield Packing”),

•      2% of Smithfield Packing net profits in excess of $20 million and less than $50 million, and

•      3% of Smithfield Packing net profits in excess of $50 million.

(1)  Mr. Manly also received a prorated bonus for the six-month period before he became responsible for our international operations. The formula for that bonus was based on 0.5% of the Company net profits in excess of $100 million and less that $400 million and 0.75% of Company net profits in excess of $400 million.

Other Bonuses

We also pay discretionary cash bonuses to executive officers from time to time to reward elements of performance that are not reflected in the criteria for performance-based cash bonuses. No such bonuses were awarded as executive compensation to Named Executive Officers for fiscal 2008. However, we did pay Mr. Dubois a $40,000 discretionary bonus for the portion of fiscal 2008 that he served as a non-executive officer prior to being appointed as chief financial officer.

Stock Option Awards

Messrs. Manly and
Dubois received awards of options in fiscal 2008 under the Stock Incentive Plan granted at the “fair market value” of our common stock as such term is defined under the Stock Incentive Plan. The options will become exercisable on the fifth anniversary of the grant date, or, if earlier, upon the occurrence of certain “change of control” events (as defined in the Stock Incentive Plan), which include generally (i) the acquisition by an individual or group of 20% (or 15%
under certain circumstances) of our outstanding common stock, (ii) certain changes in the constitution of our Board of Directors that have not been approved by our Board, and (iii) shareholder approval of certain mergers or reorganizations in which the then-current shareholders cease to own at least a majority of our outstanding common stock.

Components of Total Compensation

In fiscal 2008, salary and bonus for the Named Executive Officers (including annual cash bonuses earned pursuant to the performance award component of the Stock Incentive Plan) averaged approximately 85% of their total compensation and constituted all, or almost all, of their total cash compensation. The principal components of non-cash compensation in fiscal 2008 were increases in the actuarial present value of the Named Executive Officers’ benefits under our pension plans and, for those Named Executive Officers who received stock option grants, the amount recognized for financial statement reporting purposes with respect to such fiscal year in accordance with FAS 123R. Consistent with our policy that a substantial portion of a Named Executive Officer’s potential cash compensation be based on performance, performance-based bonus awards for executive officers in recent years have ranged from 0% to 86% of total cash compensation depending on Company, relevant subsidiary and individual performance. As a percentage of total cash compensation, performance-based bonus awards for all executive officers averaged approximately 71% in fiscal 2008.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option awards(1)

Stock awards

Name (a)

Number of securities underlying unexercised options (#) Exercisable (b)

Number of securities underlying unexercised options (#) Unexercisable (c)

Equity incentive plan awards: number
of securities underlying unexercised unearned options(#) (d)

Option exercise price ($) (e)

Option expiration date (f)

Number of shares or units of stock that have not vested (#) (g)

Market value of shares or units of stock that have not vested ($) (h)

Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (i)

Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (j)

C. Larry Pope

250,000

—

32.91

8/30/2016

—

—

—

—

50,000

30.00

5/24/2014

50,000

21.00

6/04/2012

100,000

19.82

10/17/2011

40,000

18.20

5/30/2011

60,000

13.22

6/06/2010

Robert W. Manly, IV

—

50,000

—

32.40

6/11/2017

—

—

—

—

Carey J. Dubois

—

25,000

—

32.40

6/11/2017

—

—

—

—

10,000

26.83

6/08/2016

George H. Richter

—

25,000

—

31.86

6/02/2015

—

—

—

—

25,000

30.00

5/24/2014

Joseph B. Sebring

40,000

—

—

13.22

6/06/2010

—

—

—

—

Joseph W. Luter, IV

25,000

—

30.00

5/24/2014

—

—

—

—

20,000

21.00

6/04/2012

100,000

19.82

10/17/2011

10,000

13.22

6/06/2010

(1)  All options vest upon the earlier of (i) five years from the date of grant and
(ii) the grantee’s 65th birthday. All options expire ten years from the date of grant.

OPTION EXERCISES AND STOCK VESTED

Option awards

Stock awards

Name (a)

Number of shares acquired on exercise (#) (b)

Value realized on exercise (1)($) (c)

Number of shares acquired on vesting (#) (d)

Value realized on vesting (e)

C. Larry Pope

—

—

—

—

Robert W. Manly, IV

—

—

—

—

Carey J. Dubois

—

—

—

—

George H. Richter

—

—

—

—

Joseph B. Sebring

100,000

1,551,480

—

—

Joseph W. Luter, IV

40,000

753,001

—

—

(1)  The value realized is calculated by determining the difference between the market price of the underlying securities at exercise and the exercise price. The market price is based on the last sales price of our common stock as reported by the NYSE.

PENSION BENEFITS

(As of April 27, 2008)

Name (a)

Plan Name (b)

Number of years credited service (#) (c)

Present value of accumulated benefit ($) (d)

Payments during last fiscal year ($) (e)

C. Larry Pope

Smithfield Foods Pension Plan

27

375,725

0

Supplemental Pension Plan

27

6,951,828

0

Robert W. Manly, IV

Smithfield Foods Pension Plan

2

29,896

0

Supplemental Pension Plan

2

97,735

0

Carey J. Dubois

Smithfield Foods Pension Plan

2

19,181

0

Supplemental Pension Plan

2

26,978

0

George H. Richter

Farmland Foods Pension Plan

32

1,187,949

0

Supplemental Pension Plan

4

1,180,461

0

Joseph B. Sebring

John Morrell Pension Plan

14

361,276

0

Supplemental Pension Plan

14

3,430,667

0

Joseph W. Luter, IV

Smithfield Foods Pension Plan

16

101,367

0

Supplemental Pension Plan

16

1,166,964

0

Discussion of Retirement Plans

We sponsor tax-qualified pension plans covering substantially all of the Company’s salaried employees. All of the Named Executive Officers participate in one of our tax-qualified salaried pension plans (the “Salaried Pension Plans”) and the non-tax-qualified Supplemental Pension Plan (the
“Supplemental Plan”).

The tax-qualified plans
provide for retirement benefits that generally are a function of a participant’s average compensation during his or her highest five consecutive calendar years during the last ten years of employment (“Final Average Earnings”) and aggregate years of service. The Supplemental Plan provides a retirement benefit which is the benefit calculated under the Smithfield Foods Salaried Pension Plan, but without application of compensation and benefit limits under federal tax laws, reduced by the benefit payable from the relevant tax-qualified plan. The Supplemental Plan is maintained so that we can provide a retirement benefit for all salaried employees that is approximately the same percentage of their earnings from the Company.

The retirement benefit under the Salaried Pension Plans is a lifetime benefit payable at age 65 equal to the sum of (i) 0.8% of Final Average
Earnings and (ii) 0.9% of Final Average Earnings in excess of Social Security Covered Compensation, with that sum multiplied by the years of service with the Company. Social Security Covered Compensation is determined annually by the Internal
Revenue Service and represents an average of the amount of wages subject to Social Security taxes over a period of years. Compensation for purposes of Final Average Earnings is the participant’s W-2 wages reduced by any income from the exercise of stock options. For Named Executive Officers, such compensation includes salary, bonus and non-equity incentive plan compensation, each as shown in the Summary Compensation Table. For the tax-qualified plans, compensation for purposes of calculating accruals is limited to $230,000 for calendar year 2008 as set by the Internal Revenue Service. The Supplemental Plan limits Final Average Earnings for purposes of calculating accruals to $5,000,000.

If a participant does not commence receiving benefits by age 65, the participant is entitled to a late retirement benefit which is the greater of the benefit calculated at the participant’s normal retirement date actuarially increased to the actual retirement date or the benefit calculated at actual retirement date. A participant is eligible for early retirement after age 60 with five years of vesting service. The early retirement benefit payable is the accrued benefit payable at age 65 reduced by 0.5% for each month that the early retirement date precedes the normal retirement date.

The normal form of
benefit for the Salaried Pension Plans and the Supplemental Plan is a single life annuity with monthly payments paid over the life of the participant. Married participants receive joint and 50% survivor annuity with actuarially reduced monthly payments paid until the death of the participant and his or her spouse. The other optional forms of retirement benefit in the Salaried Pension Plans include joint and 66.67%, 75% or 100% annuities, and a ten-year certain and continuous annuity with payments guaranteed for ten years even if the participant dies. The Supplemental Plan also includes a five-year installment payment option in which the lump sum value of the single life annuity is calculated based on factors specified in the
Supplemental Plan and mandated by the Internal Revenue Service and then 90% of that value is paid in five annual principal installments with interest credited on the unpaid installments at the same interest rate that is used to calculate the lump sum value (currently segmented rates of 4.60% for the first 5 years, 4.82% for the next 15 years and 4.91% for 20 or more years).

The present value of each Named Executive Officer’s accumulated benefits under the plans, as shown in the above table, has been calculated in accordance with the benefit formulas described above and using the same assumptions as are used by us for financial reporting purposes under generally accepted accounting principles (except that retirement age is assumed to be the normal retirement age of 65). Those assumptions are incorporated herein by reference to “Note 8: Pension and Other Retirement Plans” to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended April 27,
2008.

NONQUALIFIED DEFERRED COMPENSATION (1)

Name (a)

Executive contributions in last FY ($) (b)

Registrant contributions in last FY ($) (c)

Aggregate earnings in last FY ($) (d)

Aggregate withdrawals/ Distributions ($) (e)

Aggregate balance at last FYE ($) (f)

C. Larry Pope

—

—

—

—

—

Robert W. Manly, IV

—

—

—

—

—

Carey J. Dubois

—

—

—

—

—

George H. Richter

—

—

—

—

—

Joseph B. Sebring

—

—

—

—

—

Joseph W. Luter, IV

—

—

—

—

—

(1)  The Named Executive Officers do not participate in any nonqualified deferred compensation plans or arrangements.

ESTIMATED PAYMENTS UPON SEVERANCE OR CHANGE-IN-CONTROL

Our Stock Incentive Plan provides for accelerated vesting of all unvested stock options previously awarded upon a change of control. This acceleration is applicable to all employees covered by the Stock Incentive Plan. A “Change of Control” is defined to include generally:

•

  the acquisition, other than from Smithfield, by a person or group of 20% of the outstanding shares of common stock or 20% of the combined voting power of our then outstanding voting securities,

•

the current directors (and any directors whose election or nomination for election is approved by a majority of the incumbent directors) cease to constitute at least a majority of the Board of Directors,

•

approval by our shareholders of a reorganization, merger or consolidation if the owners of our common stock and voting securities immediately prior to such transaction do not own more than 50% of our outstanding shares of common stock and the combined voting power of the outstanding voting securities resulting from such transaction, or

•

  approval by our shareholders of a complete liquidation or dissolution of Smithfield or the sale of all or substantially all of our assets.

The Compensation Committee, which
administers the Stock Incentive Plan, may also accelerate the expiration date of outstanding options in the event of a Change of Control.

The following table sets forth the intrinsic value of the currently unvested stock options held by the Named Executive Officers as of April 27, 2008, assuming a Change of Control occurred on that date.

Name

Early Vesting of Stock Options

C. Larry Pope

—

Robert W. Manly, IV

—

Carey J. Dubois

$
20,500

George H. Richter

—

Joseph B. Sebring

—

Joseph W. Luter, IV

—

We are not obligated to provide any other payments or benefits to our Named Executive Officers upon a change of control. Further, we have no contracts, agreements or other arrangements with our Named Executive Officers that provide for payments following termination.

RELATED PARTY TRANSACTIONS

Policy and Procedures for Review, Approval or Ratification

We recognize that transactions between Smithfield and related persons present a potential for actual or perceived conflicts of interest. Our general policies with respect to such transactions are included in our Code of Business Conduct and Ethics (the “Code”) the administration of which is overseen by the
Audit Committee. All employees and members of the Board of Directors agree to be bound by the Code. As a supplement to the Code, the Audit Committee, at its July 25, 2007 meeting, adopted a written policy setting out the procedures and standards to be followed for the identification and evaluation of “related party transactions.” For purposes of the policy, a related party transaction is any transaction or series of related transactions in excess of $120,000 in which
Smithfield is a party and in which a “related person” has a material interest. Related persons include directors, director nominees, executive officers, 5% beneficial owners and members of their immediate families. The Audit Committee has determined that certain transactions are deemed to be pre-approved under this policy. These include (i) transactions with another company in which the related person’s only interest is as a director or beneficial owner of less than 10% of that company’s outstanding stock or limited partnership interests and (ii) certain compensation arrangements that have either been disclosed in our proxy statement or approved by our Compensation Committee.

We collect information about potential related party transactions in our annual questionnaires completed by directors and executive officers. Potential related party transactions are first reviewed and assessed by our Chief Legal Officer to consider the materiality of the transactions and then reported to the Audit
Committee. If a related party transaction is identified during the year, it is reported promptly to the Audit Committee. The Audit Committee reviews and considers all relevant information available to it about each related party transaction. A related party transaction is approved or ratified only if the Audit Committee determines that it is in, or is not inconsistent with, the best interests of Smithfield and its shareholders and is in compliance with the Code.

Transactions

Each of the following transactions has been ratified by the Audit Committee pursuant to the policy described above.

Joseph W. Luter, III

On August 30, 2006, we entered into a Consulting Agreement (the
“Consulting Agreement”) with Joseph W. Luter, III, our Chairman. Under the Consulting Agreement, Mr. Luter, III agrees to provide consulting services to us for a period of one year, with such period subject to extension by the consent of both parties (the “Consulting Period”). The consulting services to be provided by Mr. Luter, III include cooperating with the management transition at the Company due to Mr. Luter, III’s retirement, providing strategic advice on major acquisitions, and providing strategic and operational advice on the execution of the corporate commodity hedging strategy. In addition to providing the consulting services, Mr. Luter, III also agrees to serve as non-executive
Chairman of the Board during the Consulting Period if he is elected as such.

Under the terms of the Consulting Agreement, we pay Mr. Luter, III $83,333.33 per month plus such compensation and benefits as are afforded to our non-employee directors. Mr. Luter, III is also entitled to
(i) an office with secretarial and other support, (ii) use of Company-owned aircraft within specified policies for business and personal use (provided that he reimburses us for the incremental cost for any personal use), and
(iii) health care coverage comparable to that received by him prior to his retirement.

The Consulting Agreement provides that Mr. Luter, III is eligible to receive incentive awards during the term of the agreement. In May 2007, the Compensation Committee developed a proposed annual incentive bonus arrangement for Mr. Luter, III, based in part on recommendations from Mr. Pope. The arrangement is tied to the specific categories of service that Mr. Luter, III provides under his consulting agreement as follows:

•

  For providing strategic and operational advice on the execution of our commodity hedging strategy, Mr. Luter, III is eligible for a discretionary bonus of up to $2,000,000.

•

Mr. Luter, III is eligible for an additional discretionary bonus of up to $4,000,000 based upon the following criteria:

—

the Compensation Committee’s assessment of Mr. Luter, III’s contribution to the identification of potential acquisition opportunities, the successful completion of our acquisitions in which he is substantially involved and the extent to which those acquisitions are expected to improve our performance, with special consideration being given to near-term accretion, and

—

the Compensation Committee’s assessment of the overall value of the strategic advice he provides to the chief executive officer in improving both short-term and long-term profitability.

For fiscal 2008, the Compensation
Committee awarded Mr. Luter, III an aggregate bonus of $4,200,000, consisting of $2,000,000 for Mr. Luter, III’s consulting services in the execution of our hedging strategy and $2,200,000 for his contribution to the successful completion of acquisitions and his advice to the chief executive officer.

During the Consulting Period, Mr. Luter, III agrees that he will not, without our prior written consent, engage in competition with us by being associated with any business entity which engages in the business of hog production, cattle feeding or meat processing anywhere in the world where we have operations or sales. Mr. Luter, III also agrees, during the Consulting Period and for a period of two years following the Consulting Period, not to solicit our employees or customers for the purpose of competing with us.

Transactions with COFCO Limited and its affiliates

One of our customers is COFCO Limited, China’s largest national agricultural trading and processing company, a Chinese company (“COFCO China”). Mr. Ning, a nominee for director, is chairman of COFCO China. In fiscal
2008, we received payments totaling $168,467,324 from COFCO China for products we sold to them and we made payments to COFCO China totaling $1,220,500 to cover certain product treatment costs, if any, that COFCO China may incur. The terms of these transactions were negotiated at arm’s length prior to Mr. Ning becoming a nominee for director. We believe that these arrangements, which have continued into fiscal 2009, are no less favorable to us than if we entered into the arrangements with an unaffiliated party.

On June 30, 2008, we entered
into a Purchase Agreement with COFCO (Hong Kong) Limited, a Hong Kong company (“COFCO (Hong Kong)”), and Starbase International Limited, a British Virgin Islands company and subsidiary of COFCO (Hong Kong) (“Starbase”). COFCO
China is the ultimate parent entity of both COFCO (Hong Kong) and Starbase. COFCO China and certain of its affiliates, including COFCO (Hong Kong) and Starbase, are referred to herein collectively as “COFCO”. Under the terms of the
Purchase Agreement, we agreed to sell an aggregate of 7,000,000 shares of our common stock to Starbase at $17.45 per share, which was equal to the closing price per share of our common stock on July 1, 2008, the date we priced our recent offering of convertible senior notes. An initial closing under the Purchase Agreement occurred on July 9, 2008 with respect to 3,178,000 of the shares.

COFCO’s investment in us is passive in nature and the Purchase Agreement contains customary standstill provisions, including a prohibition against acquiring more than 9.9% of our outstanding shares. COFCO’s obligations under the standstill provisions terminate at such time as COFCO owns less than 2% of our then outstanding shares but may be reinstated if, within one year thereafter, COFCO acquires any shares that result in its owning, in the aggregate, 2% or more of our then outstanding shares. The Purchase Agreement also contains restrictions on sales or other transfers of shares of our common stock until July 9, 2009. The closing with respect to the remaining 3,822,000 shares occurred on July 16, 2008.

In connection with the sale of the shares to Starbase, we agreed to nominate Mr. Ning for election as a director at the Annual Meeting. If
Mr. Ning dies or ceases to be the chairman or a senior executive officer of COFCO China during the three years following the Annual Meeting, we have agreed to appoint as his replacement an alternative chairman or senior executive officer of
COFCO China who is reasonably acceptable to our Nominating and Governance Committee who will serve for the balance of such three-year period, subject to any required shareholder approval during such period. In the event that COFCO transfers any shares of our common stock and, following such transfer, owns in the aggregate less than 2% of our then outstanding common shares, we may request that COFCO (Hong Kong) cause Mr. Ning or his replacement, if applicable, to resign as a director, whereupon we will have no further obligations with respect to the appointment or nomination for election of Mr. Ning or any other nominee of COFCO to our Board. If during any term as a director, Mr. Ning or such other COFCO nominee no longer serves as the chairman or a senior executive officer of COFCO China, we may request that COFCO (Hong Kong) cause Mr. Ning or such other COFCO nominee, as the case may be, to resign as a director.

Transactions with Continental Grain Company

In March 2008, we entered into an agreement with JBS S.A., a company organized and existing under the laws of Brazil (“JBS”), to sell Smithfield Beef, our beef processing and cattle feeding operation that encompassed our entire Beef segment, to JBS for $565.0 million in cash (the “JBS transaction”).

The sale to JBS will include 100% of Five
Rivers Ranch Cattle Feeding LLC (“Five Rivers”). Five Rivers is a 50/50 joint venture between us and CGC that is headquartered in Colorado with a one-time feeding capacity of 811,000 head. We also entered into an agreement with CGC in
March 2008 to acquire from CGC the 50% of Five Rivers that we do not presently own in exchange for 2.167 million shares of our common stock. This transaction with CGC will occur immediately before the JBS transaction and is conditioned upon the
JBS transaction taking place. Barring regulatory delays, we anticipate the transactions will close during the second quarter of fiscal 2009. As of July 11, 2008, CGC is a beneficial owner of 7.6% of the outstanding shares of our common stock.
Assuming no changes in the beneficial ownership of CGC or in the number of our outstanding shares from July 11, 2008 through the closing except the 3,822,000 additional shares we issued on July 16, 2008 that are discussed above under
“Transactions with COFCO Limited and its affiliates,” CGC will be a beneficial owner of 8.9% of the outstanding shares of our common stock following the closing of this transaction. Paul J. Fribourg, one of our directors, is
Chairman, President and Chief Executive Officer of CGC. Michael J. Zimmerman, our advisory director, is Executive Vice President and Chief Financial Officer of CGC.

The JBS transaction excludes substantially all live cattle inventories held by Smithfield Beef and Five Rivers as of the closing date, together with the associated debt. Live cattle currently owned by Five Rivers will be transferred to a new 50/50 joint venture between us and CGC, while live cattle currently owned by Smithfield Beef will be transferred to another subsidiary of ours. The excluded live cattle will be raised by JBS after closing for a negotiated fee and then sold at maturity at market-based prices. Proceeds from the sale of the excluded live cattle will be paid in cash to the Smithfield Foods/CGC joint venture or to us, as appropriate. We believe that most of the live cattle inventories will be sold within six months after closing, with substantially all sold within 12 months after closing. The proceeds from the sale of Smithfield Beef’s live cattle inventories and our interest in Five Rivers’ cattle inventory, net of the associated debt, are expected to be in excess of $200 million.

Wendell H. Murphy

We have business
relationships with certain entities owned in whole or part by Wendell H. Murphy, a director, and his family members. Each of these entities owns farms that produce and grow hogs under contract with Murphy-Brown LLC, one of our subsidiaries. We advance associated farm and other support costs to most of these entities and we are subsequently reimbursed. The ownership of these entities and the amounts of their transactions with the Company during fiscal 2008 are set forth below.

•

Wendell H. Murphy holds a 43% interest in Arrowhead Farms, Inc. to which we made payments of $1,187,267.

•

Wendell H. Murphy holds a 1% interest and Wendell H. Murphy, Jr., Mr. Murphy’s son, holds a 99% interest in DM Farms of Rose Hill LLC to which we made payments of $25,125,201 and from which we received payments of $213,897.

•

Wendell H. Murphy, Jr. and Wendy Murphy Crumpler, Mr. Murphy’s daughter, each have a 40% interest in Enviro-Tech Farms, Inc. to which we made payments of
$3,474,480 and from which we received payments of $78,960.

•

Wendell H. Murphy, Jr. holds a 29% interest in Golden Farms, Inc., a 50% interest in Lisbon 1 Farm, Inc., and a 51% interest in Triumph Associates to which we made payments of $1,334,073, $1,282,634, and $1,301,451, respectively, and from which we received payments of $15,751, $44,366 and $6,456, respectively.

•

  Wendell H. Murphy’s brother, Harry D. Murphy, has a 30% interest in Murphy-Honour Farms, Inc. to which we made payments of $2,321,476 and from which we received payments of $35,732.

•

  Harry D. Murphy has a 49% interest in PSM Associates to which we made payments of $3,788,623 and from which we received payments of $18,080.

•

  Wendy M. Crumpler and her husband, Kelly Crumpler, each have a 50% interest in Pure Country Farms, LLC to which we made payments of $2,168,415 and from which we received payments of $28,395.

•

Wendy M. Crumpler and Wendell H. Murphy, Jr. each have a 50% interest in Stantonsburg Farm, Inc. and a 37.5% interest in Webber Farms, Inc. to which we made payments of $507,645 and $2,646,137, respectively, and from which we received payments of $0 and $23,532, respectively.

We believe that the terms of the foregoing arrangements were no less favorable to us than if we entered into the arrangements with unaffiliated parties.

Others

McGuireWoods LLP, of which Robert L. Burrus, Jr., a director, is Chairman Emeritus and Senior Partner, provides us legal services. During fiscal 2008, we paid McGuireWoods LLP approximately $8,695,878 for such services.

Jerry H. Godwin, an executive officer, holds a 33% ownership interest in JCT LLC with the remaining ownership interest held by two employees of Murphy-Brown LLC, our subsidiary. JCT owns certain farms that produce hogs under contract with Murphy-Brown. In fiscal 2008, we made payments totaling $7,483,959 to JCT for the production of hogs and received payments totaling $3,041,276 from JCT for reimbursement of associated farm and other support costs. We believe that the terms of the foregoing arrangements were no less favorable to us than if we entered into the arrangements with unaffiliated parties.

Christopher Pope, son of C. Larry Pope,
our president and chief executive officer, is an employee of Industrial Fleet Management (“IFM”) and J. Mandato & Associates, Inc. (“JMA”). He provides services on behalf of IFM and JMA to us. Christopher
Pope’s combined salary and bonus from IFM and JMA was $102,400 for calendar year 2007.

Jason Richter, son of George H. Richter, an executive officer, is employed by us as a Director of International Sales for Farmland Foods. In fiscal 2008, his salary and bonus totaled $209,810.

Hon. Paul S. Trible,
Jr., a director, is President of Christopher Newport University. In fiscal 2008, the Smithfield-Luter Foundation contributed $500,000 to the university. The Smithfield-Luter Foundation is a non-profit organization that acts as the philanthropic wing of the Company and our chairman, Joseph W. Luter, III.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three independent directors listed above under “Corporate Governance—Committees of the Board of Directors and Meetings” and none of our executive officers served on the compensation committee or board of any company that employed any member of the
Compensation Committee or Board of Directors.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is composed of three directors and operates under a written charter, adopted by the Board of Directors and reviewed annually by the Audit Committee. Each of the members of the Audit Committee is “independent” as defined by the listing standards of the New York Stock
Exchange and the applicable rules of the Securities and Exchange Commission.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company’s financial statements and the Company’s internal control over financial reporting and issuing its reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has sole authority to retain, oversee, terminate and determine the compensation of the independent auditors. In accordance with Audit Committee policy and the requirements of law, all services to be provided by the independent auditors are required to be pre-approved by the Audit Committee or, between meetings, by the Chairman of the Audit Committee. Any decision by the Chairman of the Audit Committee to grant pre-approval is presented to the full Audit Committee at its next scheduled meeting.

The Company has an Internal Audit department that operates under a written charter approved by the Audit Committee. The head of the Internal Audit department reports directly to the Audit Committee on a functional basis. The responsibilities of the Internal Audit department include reviewing and evaluating the adequacy and integrity of internal control systems relating to, among other things, the reliability and integrity of the Company’s financial information, the safeguarding of the Company’s assets and the Company’s compliance with applicable laws and regulations. The head of the Internal Audit department regularly reports to the Audit Committee on internal audit findings and the status of corrective actions taken to improve the Company’s business processes and procedures.

The Audit Committee met 13 times during fiscal 2008. At its meetings, the
Audit Committee receives reports and holds discussions with representatives of the Company’s management, the Internal Audit department and the independent auditors. Meetings are held periodically at an operating facility of one of the
Company’s subsidiaries at which, in addition to its regular agenda, the Audit Committee receives reports from, and holds discussions with, the subsidiary’s management and receives an in-depth tour of the facility to enhance the committee members’ understanding of that subsidiary’s business operations and the risks associated therewith. The Audit Committee regularly has private, separate sessions with each of management, the head of the Internal Audit department and the independent auditors at which candid discussions take place regarding accounting, internal controls, financial management and other matters. The Audit Committee also regularly receives reports directly from Company or subsidiary managers responsible for key business functions relating to risk or financial management. In between meetings of the Audit Committee, the Chairman of the Audit Committee regularly has discussions with management, the internal auditors and the independent auditors and reports on the matters discussed to the rest of the Audit Committee either before or at the next meeting, as circumstances warrant.

The Audit Committee reviews and discusses with both management and the independent auditors each of the Company’s quarterly and annual reports on
Forms 10-Q and 10-K, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, prior to the filing of such documents with the SEC. As part of this review, the Audit Committee considers the audit and review reports prepared by the independent auditors, as well as related matters such as the quality of the Company’s accounting principles and the clarity and completeness of the Company’s financial and other disclosures. The Audit Committee engages in a similar

review and discussions regarding the Company’s financial results before the publication of the Company’s quarterly earnings press releases. In addition, the Audit Committee reviews and discusses with management the Company’s proxy materials for each annual meeting of shareholders prior to the filing and distribution of such materials.

In accordance with NYSE requirements, the Audit Committee has overseen the establishment of procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. These procedures, which are incorporated into the Company’s Code of Business Conducts and Ethics (the “Code”), include an anonymous telephone hotline pursuant to which Company employees may report, on a confidential basis, concerns regarding questionable accounting or auditing matters. The head of the
Internal Audit department regularly reports to the Audit Committee on complaints or concerns received by the Company pursuant to the Code or through the telephone hotline and the actions taken by the Company in response. In addition, the chair of the compliance committee that administers the Code reports periodically to the Audit Committee on the administration of the Code.

The Audit Committee has adopted a written policy setting out procedures and standards for the review and approval or ratification of significant transactions with the Company in which related parties (including directors and executive officers) have a material interest. The purpose of these policies and procedures is to identify and evaluate transactions or other arrangements which could create conflicts of interest, raise independence concerns or require public disclosure. The Audit Committee reports all of its findings to the Board of Directors.

The independent auditors provided to the Audit Committee the written disclosures and the letter required by Independence
Standards Board Standard No. 1 (Independence Disclosures with Audit Committees) and the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee considered whether the auditors’
provision of services to the Company beyond those rendered in connection with the audit and review of the Company’s financial statements was compatible with maintaining their independence. The Audit Committee has concluded that such services did not compromise the independence of Ernst & Young LLP.

The Audit Committee has reviewed and discussed with management the assessment and report by management on the effectiveness of the Company’s internal control over financial reporting as of April 27, 2008, which management is required to perform under Section 404 of the Sarbanes-Oxley Act and related rules. The Audit Committee has also reviewed and discussed with the independent auditors their review and report on the Company’s internal control over financial reporting. Each of these reports has been published in the Company’s Annual Report on Form 10-K for the year ended April 27, 2008 and included in the Company’s Annual Report to Shareholders for fiscal 2008. Throughout fiscal 2008, the
Audit Committee received regular reports from management, the internal auditors and the independent auditors regarding management’s plan for documenting and testing controls, the results of their documentation and testing, any deficiencies discovered and the remediation of any such deficiencies.

The
Audit Committee has reviewed with both management and the independent auditors the Company’s audited financial statements for the fiscal year ended April 27, 2008. This review included discussions with the independent auditors of matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Auditing Standards 89 and 90. The review also included discussions with management of the quality, not merely the acceptability, of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the clarity of disclosure in the financial statements, including the disclosures related to critical accounting policies.

Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 27, 2008 for filing with the Securities and Exchange Commission. The Audit Committee also selected Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending May 3, 2009.

The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit
Committee’s oversight does not provide an independent basis to determine that the Company’s financial statements have been prepared in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements by Ernst & Young LLP has been carried out in accordance with generally accepted auditing standards.

Audit Committee

John T. Schwieters, Chairman

Frank S. Royal, M.D.

Melvin O. Wright

PROPOSAL 2

APPROVAL OF THE SMITHFIELD FOODS, INC.

2008 INCENTIVE COMPENSATION PLAN

Our Board of Directors has approved the adoption of the Smithfield Foods, Inc. 2008 Incentive Compensation Plan (the “2008 Plan”) and directed that it be submitted to our shareholders for approval. The principal features of the
2008 Plan are summarized below. The complete text of the 2008 Plan is attached as Exhibit A.

The 2008 Plan is intended to promote our long-term stability and financial success by attracting and retaining key employees and other service providers, rewarding our key employees for the achievement of performance goals that may be attached to their incentives, and aligning the interests of our key employees with those of our shareholders. The 2008 Plan is also intended to allow performance-based compensation and other forms of stock-based compensation to our employees and service providers. It includes provisions for making awards to directors and consultants that were formerly provided under the 2005 Non-Employee Director Stock Incentive Plan (the “Director Plan”). The 2008 Plan will become effective immediately upon your approval.

A primary reason for
adopting the 2008 Plan is to reserve an additional two million shares of our common stock for future awards. The additional shares are necessary to support our compensation policy of making annual awards of stock-based compensation to focus key employees on our performance over time, provide them with incentives for future performance, and link their interests to yours.

The Smithfield Foods, Inc. 1998 Stock Incentive Plan (the “Prior Plan”) and the Director Plan will terminate upon your approval of the 2008
Plan. No awards will be granted under the Prior Plan or the Director Plan after their termination, although outstanding awards previously granted under the Prior Plan or the Director Plan will continue in effect in accordance with the terms and conditions of the Prior Plan or the Director Plan.

The
Board of Directors unanimously recommends that you vote “FOR” the 2008 Plan.

Eligibility and Administration

All present and future employees and other service providers of ours are eligible to receive incentive awards under the 2008 Plan. An employee or other service provider who receives an award becomes a participant in the 2008 Plan. Also, all present and future non-employee directors of ours are eligible to receive director awards under the 2008 Plan. We estimate that we have approximately 58,100 employees (30 of whom are officers), approximately five service providers other than employees, and, after the 2008 Annual Meeting, 12 non-employee directors who may be eligible for awards under the 2008 Plan.

Unless otherwise determined by the Board of Directors, the Compensation Committee (the “Committee”) will administer the 2008 Plan with respect to awards for employees and other service providers. The Committee has the power and complete discretion to select service providers to receive incentive awards and to determine for each service provider the nature of the incentive award and the terms and conditions of each incentive award. The non-employee members of the Board of Directors have these same powers and responsibilities with respect to non-employee director and consultant awards.

The 2008 Plan is intended to comply with the provisions of SEC Rule 16b-3 and allows for awards that are intended to meet the requirements for performance-based compensation under Internal Revenue Code

Section 162(m). Awards under the 2008 Plan that constitute nonqualified deferred compensation are intended to meet the requirements of Internal Revenue
Code Section 409A.

Types of Awards that may be Granted under the 2008
Plan

The 2008 Plan authorizes a variety of types of
equity- and cash-based awards to provide flexibility in the compensation program.

Employees and other service providers may receive the following types of incentive awards under the 2008 Plan: performance grants, performance shares, restricted stock awards, performance share units, restricted stock units, incentive stock options, nonstatutory stock options, and stock appreciation rights.

Non-employee directors and consultants may receive the following types of director awards under the 2008 Plan: restricted stock awards, restricted stock units, performance share units, nonstatutory stock options, stock appreciation rights, vested shares, and deferred units.

Amount of
Stock Available for Awards

Two million shares of our
common stock have been reserved for issuance under the 2008 Plan plus any remaining shares authorized for issuance under the Prior Plan as of the date of the 2008 Annual Meeting. The maximum number of shares that can be issued under awards other than options and stock appreciation rights is one million. The maximum number of shares under incentive awards granted to any one individual in any calendar year is 500,000. The maximum annual cash payment that can be made to any one individual under a performance grant may not exceed the greater of two million dollars or three percent of our net income before income taxes, incentive payments and accounting for minority interests for the year for which the performance grant is made. Shares of our common stock allocable to options, restricted stock or other awards or any portions thereof previously granted under the Prior Plan that expire, are forfeited, or otherwise terminate unexercised will be added to the shares reserved for issuance under the 2008 Plan and may be used for new awards under the 2008 Plan.

If an award under the 2008 Plan is forfeited, terminates or expires unexercised, any unissued shares allocable to that award may be used for a new award under the 2008 Plan. Shares exchanged in payment of an option exercise price or retained to satisfy applicable withholding taxes may not be subjected to new awards and the cash proceeds from option exercises cannot be used to purchase open-market shares for reuse under the 2008 Plan. The number of shares that may be issued under the 2008 Plan will be proportionately adjusted in the event of a recapitalization event like a stock dividend, stock split or other similar event affecting our common stock. The 2008 Plan prohibits option repricing without shareholder approval except in connection with a recapitalization event.

Our common stock is traded on the New York Stock Exchange under the symbol “SFD.” On July 11, 2008, the closing price per share was $18.47.

Performance Grants

Performance grants are rights to receive cash or shares of our common stock subject to the achievement of pre-established performance goals. Performance grants are specifically designed to qualify as “performance-based compensation” for purposes of Internal Revenue Code Section 162(m).

Performance goals for performance grants are required to use objective and quantifiable performance criteria. The 2008 Plan permits the use of a wide variety of performance measures to provide flexibility in the design of the executive compensation program while preserving the deductibility of awards under Internal Revenue Code
Section 162(m). The permissible performance measures are:

•      market value of our common stock

•      pre-tax
profits

•      unit production costs

•      asset growth

•      pre-tax earnings

•      debt to
equity ratio

•      earnings per share

•      revenues

•      operating income

•      operating costs and efficiencies

•      operating
cash flow

•      net income, before or after taxes

•      net income before income taxes, incentive payments and accounting for minority interest

•      return on total capital, equity, revenue or assets

•      market share

•      unit production and sales volume

•      earnings
before interest, taxes, depreciation, rent and amortization expenses

•      earnings before interest, taxes, depreciation and amortization

•      earnings before interest and taxes

•      any of the prior measures or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue or return on total capital

•      net earnings

•      profit margin

•      operating
margin

•      operating income

•      net worth

•      cash flow

•      cash flow per share

•      total
shareholder return

•      revenues

•      capital expenditures

•      improvements in capital structure

•      industry
indices

•      expenses and expense ratio management

•      debt reduction

•      profitability of an identifiable business unit or product

•      levels of expense, cost or liability by category, operating unit or any other delineation

Performance criteria
may be measured with respect to our performance as a company or the performance of any of our related companies, subsidiaries, divisions, or business units, or any individual, on an operating or GAAP basis where applicable, including or excluding nonrecurring or extraordinary items where applicable, or relative to a defined peer group of companies or an index.

The Committee will set target and maximum amounts payable under the performance grant. Performance grants must be made prior to the ninetieth day of the period for which the performance grant relates or, if less, before the completion of 25 percent of the period. The Committee may not increase the amounts payable upon achievement of the performance goals after the start of a performance period, but may reduce or eliminate the payments.

A performance grant is paid only upon certification by the Committee that the performance goals with respect to the award are met. The Committee may provide that a performance grant may be paid prior to the attainment of performance goals only in the event of a service provider’s death, disability or a change in control. Payments under a performance grant can be in cash, shares of our common stock, or a combination of both.

Performance Shares

Performance shares are shares of our common stock that will be issued if performance goals established by the Committee are attained.

Performance share awards may be designed to qualify
as “performance-based compensation” for purposes of Internal Revenue Code Section 162(m), in which case the awards will be subject to the same requirements that performance grants are subject to. Otherwise, performance goals and other terms and conditions of the awards may be set by the Committee in its discretion.

Restricted Stock & Vested Share Awards

Restricted stock awards are shares of our common stock issued subject to service- and/or performance-based restrictions on transferability. The Committee (or, in the case of director awards, the Board of Directors) determines the restrictions as well as the conditions under which the restrictions may lapse. Restriction periods generally must be no less than three years in length for service-based restrictions (six months for director awards) and one year in length for performance-based restrictions. The participant will generally forfeit the shares if he or she separates from service before the end of the period or if the applicable performance goals, if any, are not satisfied. However, the Committee (or, in the case of director awards, the Board of Directors) may, in its discretion, provide for accelerated removal of the restrictions upon such events as the participant’s disability, death, retirement, involuntary termination of employment or the occurrence of a change in control.

Holders of restricted stock
have other rights of shareholders during the restricted period, including the right to vote the shares and receive dividends thereon. Cash dividends will generally be paid to the restricted stock holder at the time the dividend is otherwise paid to our shareholders of record, while stock dividends will generally be credited to the restricted stock holder as additional shares of restricted stock, subject to the same restrictions on transferability as the shares with respect to which the dividends were paid.

Vested share awards are shares of our
common stock issued without any restrictions on transferability, other than restrictions necessary to comply with applicable securities laws.

Performance Share Units, Restricted Stock Units & Deferred Units

Performance share units and restricted stock units are rights to receive shares of our common stock (or cash in lieu of the shares) subject to service-
and/or performance-based vesting conditions. Performance share units are similar to performance shares except that the Committee can decide whether to issue payment in shares of our common stock, cash or both when the performance conditions are satisfied. Restricted stock units are similar to restricted stock except that shares of our common stock are not issued (or cash in lieu of the shares is not paid)

until on or after the time when the vesting conditions are satisfied, as determined by the Committee or, with respect to director awards, the Board of
Directors. Restriction periods generally must be no less than three years in length for service-based restrictions (six months for director awards) and one year in length for performance-based restrictions. The participant will generally forfeit the shares if he or she separates from service before the end of the period or if the applicable performance goals, if any, are not satisfied. Performance share units and restricted stock units may be settled in shares of our common stock, in cash, or in a combination of both, or the Committee (or, with respect to director awards, the Board of Directors) may reserve the right to determine the method of settlement at the time the award is settled.

Holders of performance share units and restricted stock units generally will not have other rights of shareholders until the shares have been issued and all requirements to the issuance have been satisfied, including the right to vote the shares and receive dividends thereon. The Committee (or, in the case of director awards, the Board of Directors) may, in its discretion, provide that a participant be entitled to receive dividend equivalents on outstanding performance share units and restricted stock units. The dividend equivalents may be paid in cash, credited to the participant as additional performance share units or restricted stock units, or a fixed combination of cash and performance share units or restricted stock units.

Deferred units are similar to restricted stock units, except that deferred units are immediately vested from the date of grant and are payable at some future date. Further, as is currently the case under the Director Plan, under procedures established by the Board of Directors, a non-employee director may elect to defer the payment of cash retainer, meeting and other fees paid in connection with his or her service on the Board of Directors for any plan year that would otherwise be payable and receive in its place deferred units.

Options & Stock Appreciation Rights

The 2008 Plan authorizes grants of incentive stock options or nonstatutory stock options. Incentive stock options are designed to qualify for favorable tax treatment under Internal Revenue Code Section 422, while nonstatutory stock options are not. The exercise price of either type of option may not be less than 100 percent of the fair market value per share of our common stock covered by the option on the date the option is granted. Fair market value is the closing price per share of our common stock as reported by the New York Stock Exchange on the date on which the value of our common stock must be determined (or if the date is not a trading day, on the most recent prior trading day).

Options
may be exercised at the times specified by the Committee. The maximum term of any option is ten years from the date of grant. Incentive stock options may not be exercised after the first to occur of (i) ten years from the date of grant,
(ii) three months from the participant’s termination of employment for reasons other than death or disability, or (iii) one year from the participant’s termination of employment due to death or disability.

The value of incentive stock options, based on the exercise price, that can be exercisable for the first time in any calendar year under the 2008 Plan or any other similar plan we maintain is limited to $100,000 for each participant. A participant may pay the purchase price of an option in cash, or, if the participant’s option award so permits, by having us withhold shares sufficient to pay the exercise price, by delivering shares owned by the participant, or, unless prohibited by law, by exercising in a broker-assisted transaction.

Options may not be repriced without shareholder approval except in connection with a recapitalization event and otherwise generally may not be materially modified after the date of grant or extended or renewed beyond their original terms. The Committee may suspend the right to exercise an option any time it determines that the issuance of our common stock would violate any securities or other laws and may provide that the exercise period be tolled during any period of suspension.

Stock appreciation rights are similar to nonstatutory options except that, rather than paying an exercise price to exercise the stock appreciation rights, the excess of the fair market value of our common stock covered by the stock appreciation right on the date of settlement over the fair market value of our common stock on the date of grant is distributed to the participant. Stock appreciation rights may be settled in cash or in shares of our common stock or a combination of both, or the Committee (or, with respect to director awards, the Board of Directors) may reserve the right to determine the method of settlement at the time of settlement.

Stock appreciation rights may be exercised in whole or in part at the times specified by the Committee. The maximum term of any stock appreciation right is ten years from the date of grant. For participants receiving our common stock upon exercise of a stock appreciation right, such participants generally will not have other rights of shareholders until the shares of our common stock have been issued and all requirements to the issuance have been satisfied, including the right to vote the shares and receive dividends thereon.

Stock
appreciation rights may be granted in tandem with nonstatutory options. When the participant exercises either the option or the stock appreciation right, the other part of the tandem award is cancelled without payment.

Transferability of Awards

Participants’ interests in performance grants, performance shares, performance share units, restricted stock units, deferred units and stock appreciation rights are not transferable prior to payment, settlement or exercise of the awards, as the case may be. Restricted stock is not transferable until the restrictions have lapsed or been removed. Nonstatutory stock options are transferable only to the extent provided by the Committee (or, with respect to director awards, the Board of Directors) in the award agreement and permitted by applicable securities laws. Incentive stock options are not transferable except by will or the laws of descent and distribution.

Amendment of the 2008 Plan and Awards

The Board of Directors may amend the 2008 Plan from time to time as it deems advisable and may terminate the 2008 Plan at any time. Amendments to increase the total number of shares of our common stock reserved under the 2008 Plan or that otherwise constitute material changes to the 2008 Plan under applicable tax or securities laws or the listing standards of the New York Stock Exchange require shareholder approval. The Board of Directors must obtain the consent of a participant to an amendment that adversely affects a participant’s rights under an outstanding award. However, the Board of Directors may unilaterally amend the 2008 Plan and awards with respect to participants to ensure compliance with applicable laws and regulations.

Federal Income Tax Consequences

Generally, a participant in the 2008 Plan will not incur federal income tax when he initially receives a performance grant, performance share, performance share unit, restricted stock unit, deferred unit, incentive stock option, nonstatutory stock option or stock appreciation right. A participant generally will not incur federal income tax when he is awarded a share of restricted stock unless the participant makes a valid election under Internal Revenue Code
Section 83(b) with respect to the award.

If a service
provider makes a valid election under Internal Revenue Code Section 83(b) with respect to an award of restricted stock, the participant generally will recognize ordinary income equal to the fair market value of the stock subject to the award on the date of grant. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding by his employer. The participant generally will not recognize any additional income at the time the restrictions lapse. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be capital gain or loss.

If the participant does not make a valid election under Internal Revenue Code Section 83(b), the participant generally will recognize compensation income with respect to the restricted stock equal to the fair market value of the stock subject to the award at the time or times the restrictions lapse. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding by his employer. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be capital gain or loss.

Upon exercise of a nonstatutory stock option, a
participant generally will recognize ordinary income equal to the difference between the fair market value of the stock acquired on the date of the exercise and the exercise price. Generally, the amounts will be included in the participant’s gross income in the taxable year in which exercise occurs. The purchase price paid by the participant plus the amount included in income will become the participant’s basis in the shares. If the participant is an employee, this income is subject to applicable tax withholding by his employer. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be capital gain or loss.

Upon exercise of an incentive stock option, a participant generally will not recognize income subject to tax, unless the participant is subject to the alternative minimum tax. The purchase price paid by the participant will become the participant’s basis in the shares. If the participant holds the stock purchased upon exercise of an incentive stock option until the later of two years after the option was awarded to the participant or one year after the stock was issued to the participant, then any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be capital gain or loss. If the participant sells or exchanges the stock prior to expiration of the holding period, the participant generally will recognize ordinary income at the time of the sale or exchange equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized upon the sale or exchange) over the exercise price. This income will become the participant’s new basis in the shares. Any additional profit or loss relative to this basis will be capital gain or loss.

If the grant agreement so provides, a participant may pay the exercise price of a nonstatutory stock option or an incentive stock option by delivery of shares of our common stock. Usually when a participant delivers shares of our common stock in satisfaction of all or any part of the exercise price, no taxable gain is recognized on any appreciation in the value of the delivered shares, unless the shares were previously acquired upon the exercise of an incentive stock option and the applicable holding period with respect to the shares has not expired. In that case, the participant will recognize ordinary income with respect to the delivered shares in accordance with the principles described above. Special rules apply to determine the basis of shares of our common stock purchased upon the exercise of an option by the delivery of previously owned shares.

A vested share award will generally be treated as ordinary income to the participant at the time of the award. Payment under a performance grant, performance share award, performance share unit award, restricted stock unit award, deferred unit award or upon settlement of a stock appreciation right will also generally be treated as ordinary income to the participant at the time of payment or settlement of the award. If payment or settlement is made in shares of our common stock, then the amount includible in income will be equal to the fair market value of the shares on the date of payment. The amount included in income will become the participant’s basis in the shares. If the participant is an employee, then this income is subject to applicable tax withholding by his employer. Any profit or loss realized on the later sale or exchange of the stock relative to the participant’s basis in the shares will be capital gain or loss.

Assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Internal Revenue Code Sections 162(m) and 280G) do not apply, we usually will be entitled to a business expense deduction when and for the amount which a participant recognizes ordinary compensation income in connection with an incentive award, as described above. We generally do not receive a deduction in connection with the exercise of an incentive stock option, unless the participant disposes of the stock purchased on exercise in violation of the holding period requirements.

The
discussion above is subject to the general federal tax doctrines of constructive receipt and economic benefit and to the applicable provisions of Internal Revenue Code Section 409A. If at any time a participant is in constructive receipt of an incentive award or receives the economic benefit of the award, the participant may incur federal tax liabilities with respect to the award earlier than the times and in a character other than the characters described above.

In addition, if at any time the 2008 Plan, any incentive award under the 2008
Plan, or any arrangement required to be aggregated with the 2008 Plan or any incentive award under the 2008 Plan fails to comply with the applicable requirements of Internal Revenue Code Section 409A, all amounts (including earnings) deferred under the 2008 Plan or the award for the taxable year and all preceding taxable years by any participant with respect to whom the failure relates are includible in that participant’s gross income for the taxable year, to the extent the amounts are not subject to a substantial risk of forfeiture and have not previously been included in the participant’s gross income. These amounts are also subject to an additional income tax equal to twenty percent of the amount required to be included in gross income and to interest equal to the underpayment rate specified by the Internal Revenue Service plus one percentage point, imposed on the underpayments that would have occurred had the compensation been included in income for the taxable year when first deferred, or if later, when no longer subject to a substantial risk of forfeiture.

This summary of Federal income tax consequences associated with awards under the 2008 Plan does not purport to be complete. There may also be state, local, and foreign income or other taxes applicable to awards.

Effective
Date and Termination

The 2008 Plan was adopted by the
Board of Directors on June 17, 2008 and will become effective on the date shareholder approval is obtained. Unless sooner terminated by the Board of Directors, the 2008 Plan will terminate on June 18, 2018. No awards may be made under the
2008 Plan after its termination.

New Plan Benefits

The following table shows the number of performance share units that will be granted under the 2008 Plan as of the Effective Date
(August 27, 2008), subject to the approval of the 2008 Plan by our shareholders.

2008 INCENTIVE COMPENSATION PLAN

Name and Current Position

Number of Performance Share Units(1)

Dollar Value(2)

C. Larry Pope, President and CEO

40,000

$
950,000

Robert W. Manly, IV, EVP and CFO

15,000

$
356,250

George H. Richter, President and COO, Pork Group

25,000

$
593,750

Joseph B. Sebring, President of John Morrell

10,000

$
237,500

Joseph W. Luter, IV, EVP

15,000

$
356,250

Carey J. Dubois, VP, Finance

-0-

-0-

Executive Group

150,000

$
3,562,500

Non-Executive Director Group

-0-

-0-

Non-Executive Officer Employee Group

10,000

$
237,500

(1) These performance share units have a five-year term and each performance share unit represents and has a value equal to one share of our common stock. The performance share units vest in 20% increments once the volume-weighted average of the closing price of our common stock for 15 consecutive trading days equals or exceeds $26, $32, $38, $44 and $50. In addition to these vesting requirements, a participant must generally be employed by us one year from the date of grant for the performance share units granted to such participant to vest. Payment of the vested performance share units shall be in our common stock.

(2) The dollar value of the performance share units will fluctuate based on the value of the underlying common stock. For purposes of this disclosure, we have calculated the dollar value by multiplying the closing price of our common stock on the date of grant ($23.75) by the number of performance share units granted.

Recommendation

The Board of Directors unanimously recommends a vote “FOR”
approval of the 2008 Plan.

EQUITY
COMPENSATION PLAN INFORMATION

The table below sets forth
information with respect to securities issuable, or available for issuance, under our equity compensation plans as of April 27, 2008.

Plan Category

Equity Compensation Plan Information

Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)

Weighted average exercise price of outstanding options, warrants and rights (b)

Number of securities remaining available for future issuance under equity compensation plans
(excluding securities reflected in column (a))

Equity compensation plans approved by security holders

1,431,100

$
26.00

2,684,500

Equity compensation plans not approved by security holders

0

N/A

0

Total

1,431,100

$
26.00

2,684,500

PROPOSAL 3

RATIFICATION OF

SELECTION OF INDEPENDENT AUDITORS

The Audit
Committee of the Board of Directors has selected Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending May 3, 2009 and is submitting this matter to the shareholders for their ratification.
Ernst & Young has served as the Company’s independent auditors since May 3, 2002. One or more representatives of Ernst & Young will be present at the Annual Meeting of Shareholders to make a statement if they desire to do so and to be available to respond to appropriate questions that may be asked by shareholders.

In the event the proposal to ratify the selection of Ernst & Young is defeated, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the next fiscal year ending May 2, 2010. However, because of the expense and difficulty in changing independent auditors after the beginning of a year, the Board of Directors intends to allow the appointment for fiscal 2009 to stand unless the Board of
Directors finds other reasons for making a change.

Pre-Approval Policy and
Procedures

The services performed by Ernst &
Young in fiscal 2008 were pre-approved in a manner consistent with the Audit Committee’s pre-approval policy and procedures. The policy requires that all services to be performed by the independent auditors be pre-approved either on a case-by-case basis by the Audit Committee or its delegate or on a categorical basis based on the Audit Committee’s prior approval of a specific category of service and the expected cost thereof. Any request for services involving less than
$100,000 may be approved by the Chairman of the Audit Committee if it is not practicable to obtain the approval of the full committee, provided that any such approval is presented to the full Audit Committee at its next scheduled meeting.

Audit and Other Fees

Audit Fees. The aggregate fees billed by Ernst & Young for audit services (audit of the Company’s annual financial statements, audit of internal control over financial reporting, review of the Company’s quarterly financial statements included in its Forms 10-Q, statutory audits of certain foreign subsidiaries, and assistance with and review of SEC filings, including consents and comment letters) for fiscal 2008 and fiscal 2007 were $4,686,861 and $3,883,200, respectively.

Audit-Related Fees. The aggregate fees billed by Ernst & Young in fiscal 2008 and fiscal 2007 for audit-related services not otherwise reported in the preceding paragraph (due diligence services and accounting education and training) were $86,945 and $268,800, respectively.

Tax Fees. The aggregate fees billed by Ernst & Young in fiscal 2008 and fiscal 2007 for tax return preparation and tax planning services were $1,412,230 and $1,067,200, respectively.

All Other Fees. There were no other fees billed by Ernst & Young in fiscal 2008 or fiscal 2007 for any other services. None of the services provided by Ernst & Young consisted of financial information systems design or implementation services.

Recommendation

Our Board of Directors recommends that you vote “FOR” the
ratification of the selection of Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending May 3, 2009.

ADDITIONAL INFORMATION

Shareholder Proposals for Inclusion in the Proxy Statement

Proposals of shareholders intended to be presented at our 2009 Annual
Meeting must be received by Michael H. Cole, our Secretary, for inclusion in our proxy statement and form of proxy relating to that meeting by March 27, 2009 at the address listed below. Shareholders should refer to the Securities and Exchange
Commission rules, which set standards for eligibility and specify the types of proposals that are not appropriate for inclusion in the proxy statement.

Other Shareholder Proposals

Our Bylaws prescribe the procedures that a shareholder must follow to nominate directors for election at an annual meeting or to bring other business before an annual meeting (other than matters that have been included in our proxy statement for such meeting). The Chairman of the meeting may refuse to acknowledge the nomination of any person as a director or any other proposal by a shareholder not made in compliance with these procedures. The following summary of these procedures is qualified by reference to our Bylaws, a copy of which may be obtained, without charge, upon written request to Michael H. Cole, Secretary, Smithfield Foods,
Inc., 200 Commerce Street, Smithfield, Virginia, 23430.

A
shareholder who desires to nominate a director for election at an annual meeting must give timely written notice of such intent to Michael H. Cole, our Secretary, by personal delivery or by registered or certified mail, postage prepaid, at the address shown above. To be timely, a shareholder’s notice for nominations to be made at the 2009 Annual Meeting must be received (1) on or after May 1, 2009 and before June 1, 2009 if the annual meeting is to be held during the months of August and September, 2009 or (ii) not less than 50 days before the annual meeting in all other cases. The notice must contain the information specified in the Bylaws regarding the shareholder giving the notice and each person whom the shareholder wishes to nominate for election as a director. The notice must be accompanied by the written consent of each proposed nominee to serve as one of our directors, if elected.

A shareholder who desires to bring any other business before an annual meeting (other than business which the shareholder has sought to have included in our proxy statement for such meeting) must give timely written notice of such intent to Michael H. Cole, our Secretary, at the address shown above and be a shareholder of record both at the time such notice is given and on the record date of the meeting. To be timely, a shareholder’s notice of such business to be brought before the 2009 Annual Meeting must be received: (i) on or after May 1, 2009 and before June 1, 2009 if the annual meeting is to be held during the months of August and September, 2009; or (ii) not less than 50 days before the annual meeting in all other cases. The notice must contain the information specified in the Bylaws regarding the shareholder giving the notice and the business proposed to be brought before the meeting.

With respect to shareholder proposals not included in our proxy statement for the 2009 Annual Meeting, the persons named in the Board’s proxy for the 2009 Annual Meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Exchange Act.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 27, 2008, AS FILED WITH THE
SECURITIES AND EXCHANGE COMMISSION, CAN BE OBTAINED UPON WRITTEN REQUESTS TO THE COMPANY, 200 COMMERCE STREET, SMITHFIELD, VIRGINIA 23430, ATTENTION: MICHAEL H. COLE, SECRETARY.

BY ORDER OF THE BOARD OF DIRECTORS,

MICHAEL H. COLE

SECRETARY

July 25, 2008

EXHIBIT A

SMITHFIELD FOODS, INC.

2008
INCENTIVE COMPENSATION PLAN

1.  Purpose.
The purpose of this Smithfield Foods, Inc. 2008 Incentive Compensation Plan (the “Plan”) is to further the long-term stability and financial success of Smithfield Foods, Inc. and our related companies by attracting and retaining employees and other service providers through the use of cash and stock incentives. We believe that ownership of our common stock and the use of cash incentives will stimulate the efforts of those service providers upon whose judgment and interests we are and will be largely dependent for the successful conduct of our business. We also believe that these awards will strengthen the desire of our service providers to remain with us and will further identify their interests with those of our shareholders.
We also intend to use the Plan to grant stock incentives to compensate non-employee members of our Board of Directors.

The Plan replaces and supersedes the Smithfield Foods, Inc. 1998 Stock Incentive Plan, effective as of July 1, 1998 (the “Prior Plan”) and the Smithfield Foods, Inc. 2005 Non-Employee Director Stock Incentive Plan (the “Director Plan”). Upon approval of the Plan by our shareholders, no additional awards shall be made under the Prior Plan or the Director Plan, although outstanding awards previously made under the Prior Plan or the Director Plan will continue to be governed by the terms and conditions of the Prior Plan or the Director Plan. Shares that are subject to outstanding awards under the Prior Plan (but not the Director Plan) that expire, are forfeited, or otherwise terminate unexercised may be subjected to new awards under the Plan as provided in Section 4.

2.  Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) “Act” means the Securities Exchange Act of
1934, as amended.

(b) “Affected
Corporation” means, with respect to a Participant, (i) the corporation for whom the Participant is performing services at the time of a Qualifying Change in Control event, (ii) the corporation that is liable for the payment of the deferred compensation (or all corporations liable for the payment if more than one corporation is liable), within the meaning of Treasury Regulations section 1.409A-3(i)(5)(ii)(2) of the Treasury Regulations; or (iii) a corporation owning more than 50 percent of the total fair market value and total voting power of a corporation described in subsections (i) or (ii) above, or any corporation in a chain of corporations in which each corporation owns more than 50 percent of the total fair market value and total voting power of another corporation in the chain, ending in a corporation described in subsections (i) or (ii) above.

(c) “Applicable Withholding Taxes” means the aggregate amount of federal, state and local income and employment taxes that an Employer is required to withhold in connection with any Performance Grant or award of Performance Shares, any lapse of restrictions on Restricted Stock, any compensatory dividends paid on Restricted Stock, any vesting of
Restricted Stock Units or Performance Share Units, or any exercise of a Nonstatutory Stock Option or Stock Appreciation Right.

(d) “Award” means any Incentive Award or Director Award.

(e) “Board” means the board of directors of the Company; provided that, for all purposes relating to Director Awards under the Plan, the Board shall refer solely to the non-employee members of the board of directors of the Company (or any committee appointed by the non-employee members of the board of directors of the Company and composed entirely thereof).

(f) “Change of Control” means, unless otherwise provided in the Grant Agreement with respect to a particular Award, the occurrence of any of the following events:

(i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or
14(d)(2) of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either the then outstanding shares of Company Stock of or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of Company Stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Company Stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Company Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

(ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934); or

(iii) Approval by the shareholders of the Company of a
reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the Company Stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of the common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.

(g) “Code” means the Internal Revenue Code of 1986, as amended.

(h) “Committee” means the Compensation Committee of the Board or a subcommittee of the
Compensation Committee, consisting of not less than two directors of the Company, unless the Board shall appoint another committee (or subcommittee) to administer the Plan; provided that, if any member of the Compensation Committee does not qualify as (i) an outside director for purposes of Code section 162(m), (ii) a non-employee director for purposes of Rule 16b-3, and (iii) an independent director for purposes of the rules of the exchange on which the Company Stock is traded, the remaining members of the committee (but not less than two members) shall be constituted as a subcommittee to act as the Committee for purposes of the Plan.

(i) “Company” means Smithfield Foods, Inc., a Delaware corporation.

(j) “Company Stock” means the common stock of the Company. In the event of a change in the capital structure of the Company (as provided in Section 16), the shares resulting from the change shall be deemed to be Company Stock within the meaning of the Plan. Shares of Company Stock may be issued under this Plan without cash consideration.

(k)
“Consultant” means a Service Provider who is not an employee, officer or director of the Company.

(l) “Date of Grant” means (i) with respect to a Non-Option Award, the date on which the Committee (or, with respect to a
Director Award, the Board) grants the award; (ii) with respect to a Nonstatutory Option or Stock Appreciation Right, the date on which the Committee (or, with respect to a Director Award, the Board) completes the corporate action necessary to create a legally binding right constituting the Nonstatutory Stock Option or Stock Appreciation Right; or (iii) with respect to an Incentive Stock Option, the date on which the Committee completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Incentive Stock Option. With respect to any Award, the Committee (and, with respect to any Director Award, the Board) may specify a future date on which the grant is to be granted or become effective.

(m) “Deferred
Unit” means a vested right to receive Company Stock or cash granted under Section 12(c).

(n) “Director Award” means any Nonstatutory Option, Stock Appreciation Right, share of Restricted Stock, Vested Share,
Restricted Stock Unit, Performance Share Unit or Deferred Unit awarded to an Non-Employee Director under the Plan.

(o) “Disability” means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Awards, Disability (or variations thereof) means, unless otherwise provided in the Grant Agreement with respect to the award, a Disability within the meaning of Code section 409A(a)(2)(C) and Treasury Regulations section 1.409A-3(i)(4) (or any successor provision). The Committee (or, with respect to a Director Award, the Board) shall determine whether a Disability exists and the determination shall be conclusive.

(p) “Effective Date” means the date on which the Plan is approved by shareholders of the Company.

(q) “Employee” means a Service
Provider who is a common law-employee of a Service Recipient.

(r) “Employer” means, with respect to an Employee, the Service Recipient that employs the Employee.

(s) “Fair Market Value” means the closing price per share of Company Stock on the exchange on which the Company Stock has the highest trading volume on the Date of Grant or any other date for which the value of Company Stock must be determined under the Plan, or, if the determination date is not a trading day, on the most recent trading day immediately preceding the determination date.

(t) “Grant
Agreement” means the written or electronic agreement between the Company and a Participant containing the terms and conditions with respect to an Award.

(u) “Incentive Award” means any Performance Grant, Performance Share, Option, Stock Appreciation Right, share of Restricted
Stock, Restricted Stock Unit or Performance Share Unit awarded to a Service Provider under the Plan.

(v) “Incentive Stock Option” means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

(w)
“Non-Employee Director” means a member of the Board who is not an Employee and who meets any other qualifications that may be established by the Board to be treated as a Non-Employee Director under the Plan.

(x) “Non-Option Award” means an Award other than an Option or Stock
Appreciation Right.

(y) “Nonstatutory
Stock Option” means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

(z) “Option” means a right to purchase Company
Stock granted under the Plan, at a price determined in accordance with the Plan granted under Section 10.

(aa) “Participant” means any Service Provider or Non-Employee Director who receives an Award under the Plan.

(bb) “Performance Criteria” means the performance
of the Company, any Related Company, any subsidiary, division, or business unit thereof, or any individual using one or more of the following measures, either on an operating or GAAP basis where applicable, including or excluding nonrecurring or extraordinary items where applicable, and including measuring the performance of any of the following relative to a defined peer group of companies or an index: market value of the Company’s Common Stock; pre-tax profits; unit production costs;
asset growth; pre-tax earnings; debt to equity ratio; earnings per share; revenues; operating income; operating costs and efficiencies; operating cash flow; net income, before or after taxes; net income before income taxes, incentive payments and accounting for minority interest; return on total capital, equity, revenue or assets; market share; unit production and sales volume; earnings before interest, taxes, depreciation, rent and amortization expenses; earnings before interest, taxes, depreciation and amortization; earnings before interest and taxes; any of the prior measures or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue or return on total capital;
net earnings; profit margin; operating margin; operating income; net worth; cash flow; cash flow per share; total stockholder return; revenues; capital expenditures; improvements in capital structure; industry indices; expenses and expense ratio management; debt reduction; profitability of an identifiable business unit or product; or levels of expense, cost or liability by category, operating unit or any other delineation.

(cc) “Performance Goal” means an objectively determinable performance goal established by the
Committee that relates to one or more Performance Criteria.

(dd) “Performance Grant” means a right to receive cash or Company Stock subject to the attainment of Performance Goals as set forth under Section 6.

(ee) “Performance Share” means a right to receive
a share of Company Stock subject to the satisfaction of performance conditions as set forth in Section 7.

(ff) “Performance Share Unit” means a right to receive Company Stock or cash awarded upon the terms and subject to grant and vesting conditions as set forth in Section 9.

(gg) “Plan” means this Smithfield Foods, Inc. 2008 Incentive Compensation Plan, as it may be amended from time to time.

(hh) “Plan Year” means the calendar year.

(ii) “Qualifying Change of Control” means the date on which the Affected Corporation experiences a change in ownership (as described in subsection (i)), a change in effective control (as described in subsection (ii)), or a change in the ownership of a substantial portion of its assets (as described in subsection (iii)):

(i) any person or more than one person acting as a group
acquires beneficial ownership of Affected Corporation stock that, together with the Affected Corporation stock already held by such person or group, represents more than 50 percent of the total fair market value or total voting power of the Affected Corporation stock; provided, however, that if any one person or more than one person acting as a group is considered to own more than 50 percent of the total fair market value or total voting power of the Affected Corporation stock, the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Affected Corporation for purposes of this subsection (i) or to cause a change in effective control of the Affected Corporation for purposes of subsection (ii);

(ii)(1) any person or more than one person acting as a
group acquires (or has acquired during the twelve-consecutive-month period ending on the date of the most recent acquisition by such person or persons) beneficial ownership of Affected Corporation stock possessing 30 percent or more of the total voting power of the Affected Corporation stock; or (2) a majority of members of the Board is replaced during a twelve-consecutive-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election; provided, however, that if any one person or more than one person acting as a group is considered to effectively control the Affected Corporation for purposes of this subsection (ii), the acquisition of additional control of the corporation by the same person or persons is not considered to cause a change in the effective control for purposes of this subsection (ii) or to cause a change in ownership of the Affected Corporation for purposes of subsection (i); or

(iii) any person or
more than one person acting as a group acquires (or has acquired during the twelve-consecutive-month period ending on the date of the most recent acquisition by such person or group) assets from the Affected Corporation having a total gross fair market value equal to 40 percent or more of the total gross fair market value of all of the assets of the Affected Corporation immediately prior to such acquisition or acquisitions; provided that a transfer of assets by an Affected Corporation is not treated as a change in the ownership of such assets if the assets are transferred to (I) a shareholder of the Affected Corporation immediately before the asset transfer in exchange for or with respect to Affected Corporation stock; (II) an entity, 50 percent or more of the total fair market value or total voting power of which is owned, directly or indirectly, by the Affected Corporation; (III) a person or more than one person acting as a group that owns, directly or indirectly, 50 percent or more of the total fair market value or total voting power of all outstanding Affected Corporation stock; or (IV) an entity, at least 50 percent of the total fair market value or total voting power of which is owned, directly or indirectly, by a person described in (III) above. Except as otherwise provided in this subsection (iii), a person’s status is determined immediately after the transfer of the assets. For purposes of this subsection (iii), “gross fair market value” means the value of the assets of the Affected Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(hh), the term “group” shall
have the meaning provided in Treasury Regulations sections 1.409A-3(i)(5)(v)(B), (vi)(D) or (vii)(C), as applicable. The term “beneficial ownership” shall have the meaning provided in Treasury Regulations section 1.409A-3(i)(5)(v)(iii).
Notwithstanding anything in this Section 2(hh) to the contrary, an event which does not constitute a change in the ownership, a change in the effective control, or a change in the ownership of a substantial portion of the assets of the Affected
Corporation, each as defined in Treasury Regulations section 1.409A-3(i)(5), shall not constitute a Qualifying Change of Control for purposes of this Plan.

(jj) “Related Company” means, (i) for all purposes relating to an Incentive Stock Option awarded or to be awarded under the
Plan, any “parent corporation” with respect to the Company within the meaning of Code section 424(e) or any “subsidiary corporation” with respect to the Company within the meaning of

Code section 424(f); (ii) for purposes of determining eligibility to receive a Nonstatutory Stock Option or Stock Appreciation Right, any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (within the meaning of Treasury Regulations section 1.409A-1(b)(5)(iii)(E)(1)) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Company has a controlling interest; (iii) for purposes of determining whether a Participant has experienced a “separation from service” as defined in Treasury
Regulations section 1.409A-1(h), any corporation, trade or business that would be required to be treated as a single employer with the Participant’s Service Recipient under Code sections 414(b) or (c), provided that, in applying Code sections
1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying Treasury Regulations section 1.414(c)-2 for purposes of determining trades or businesses under common control, the phrase “at least
50%” shall replace the phrase “at least 80%” each time it appears in those sections; and (iv) for all other purposes under the Plan, each of the Company’s “subsidiaries or parents” within the meaning of General
Instruction A.1 to Form S-8 under the Securities Act of 1933, as amended.

(kk) “Repricing” means, with respect to an Option or Stock Appreciation Right, any of the following: (i) the lowering of the exercise price after the Date of Grant; (ii) the taking of any other action that is treated as a repricing under generally accepted accounting principles; or (iii) the cancellation of the Option or Stock Appreciation Right at a time when its exercise price (or, with respect to the Stock Appreciation Right, the
Fair Market Value of the Company Stock covered by the Stock Appreciation Right on the Date of Grant) exceeds the Fair Market Value of the underlying Company Stock in exchange for any other Award, unless the cancellation and exchange occurs in connection with a Corporate Event (as defined in Section 16(b) below).

(ll) “Restricted Stock” means Company Stock awarded upon the terms and subject to restrictions as set forth in Section 8.

(mm) “Restricted Stock Unit” means a right to receive Company Stock or cash awarded upon the terms and subject to vesting conditions as set forth in Section 9.

(nn) “Retirement” means, unless otherwise provided in the Grant Agreement for a particular Award, a Participant’s termination of employment or other separation from service on or after age 65.

(oo) “Rule 16b-3” means Rule 16b-3 of the
Securities and Exchange Commission promulgated under the Act, as amended from time to time.

(pp) “Service Provider” means any employee, director or officer of the Company or a Related Company, or any advisor, consultant or other natural person providing bona fide services to the Company, excluding in each case any Non-Employee Director.

(qq) “Service Recipient” means the Company or the Related Company to which a Participant provides services.

(rr) “Stock Appreciation Right” means a right to
receive Company Stock or cash granted under Section 11.

(ss) “Tandem Right” means a kind of Stock Appreciation Right granted in connection with a Nonstatutory Stock Option as described in Section 11.

(tt) “Taxable Year” means the fiscal period used
by the Company for reporting taxes on its income under the Code.

(uu) “Ten Percent Shareholder” means a person who owns, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

(vv) “Treasury Regulations” means Title 26 of the
United States Code of Federal Regulations, as amended from time to time.

(ww) “Vested Share” means a share of Company Stock awarded upon the terms set forth in Section 12(b).

3.  General. The following types of Awards may be granted under the Plan: Performance Grants, Performance Shares, shares of Restricted
Stock, Vested Shares, Restricted Stock Units, Performance Share Units, Deferred Units, Options, or Stock Appreciation Rights. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4.  Stock.

(a) Reserve. Subject to Section 16 of the Plan,
there shall be reserved for issuance under the Plan an aggregate of two million (2,000,000) shares of Company Stock, which shall be authorized but unissued shares plus any remaining shares authorized for issuance under the Smithfield Foods,
Inc. 1998 Stock Incentive Plan, effective as of July 1, 1998 (the “Prior Plan”) as of the Effective Date. Any shares subject to an award under the Prior Plan outstanding as of the Effective Date that expire, are forfeited or otherwise terminate unexercised shall be added to the shares reserved for issuance under the Plan.

(b) Share Use. Shares allocable to Awards or portions thereof granted under the Plan or to incentive awards granted under the Prior
Plan that expire, are forfeited, or that terminate unexercised may be subjected to a new Award under the Plan. Any shares of Company Stock tendered or exchanged by a Participant as full or partial payment to the Company of the exercise price under an Option and any shares retained or withheld by the Employer in satisfaction of an Employee’s obligations to pay Applicable Withholding Taxes with respect to any Incentive Award shall not be available for issuance, subjected to new awards or otherwise used to increase the share reserve under the Plan. The cash proceeds from Option exercises shall not be used to repurchase shares on the open market for reuse under the Plan.

(c) Prior Plans. Upon approval of the Plan by shareholders, no additional grants of incentive awards shall be made under the Prior Plan or the Director Plan.

(d) Plan Limits. All of the shares of Company Stock that may be issued under this Plan may be issued upon the exercise of Options that qualify as Incentive Stock Options. No more than one million
(1,000,000) shares of Company Stock may be issued under the Plan under Non-Option Awards, provided that any shares that are issuable under Non-Option Awards that expire, are forfeited, or terminate unexercised shall not count against this limit. No more than five hundred thousand (500,000) shares may be allocated to Awards, including the maximum amounts payable under a Performance Grant, that are granted to any individual Participant during any single Taxable Year. The amount payable under a Performance Grant to any Participant for a Taxable Year may not exceed the greater of two million dollars or three percent of the Company’s net income before income taxes, incentive payments and accounting for minority interests for the year for which the Performance Grant is made.

5.  Eligibility.

(a) Incentive Awards. All present and future Service Providers of the Company or any Related Company (whether now existing or hereafter created or acquired) who have contributed or who can be expected to contribute significantly to the Company or a Related Company shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 17, to select eligible Service Providers to receive Incentive Awards and to determine for each Service Provider the nature of the award and the terms and conditions of each
Incentive Award.

(b) Director Awards.
All present and future Non-Employee Directors shall be eligible to receive Director Awards under the Plan. The Board shall have the power and complete discretion to select eligible Non-Employee Directors to receive Director Awards and to determine for each Non-Employee Director the nature of the award and the terms and conditions of each Director Award.

(c) No Contract of Employment or Services. The grant of an Award shall not obligate the Company or any Related Company to pay any
Service Provider or Non-Employee Director any particular amount of remuneration, to continue the employment or services of the Service Provider or Non-Employee Director after the grant or to make further grants to the Service Provider or
Non-Employee Director at any time thereafter.

(d) Foreign Awards. When granting Awards to Service Providers or Non-Employee Directors who are not United States residents, the Committee (or with respect to Director Awards, the Board) shall have complete discretion and authority to grant such Awards in compliance with all present and future laws of the country or countries with laws that may apply to the grant of the Award or the issuance of Company Stock pursuant to the Award. Such authorization shall extend to and include establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides.

6.  Performance Grants.

(a) The Committee may make Performance Grants to eligible
Service Providers. Each Performance Grant shall include the Performance Goals for the award, the Performance Criteria with respect to which such goals are to be measured, the target and maximum amounts payable under the award, the period over which the award is to be earned, and any other terms and conditions as are applicable to the Performance Grant. The terms of a Performance Grant may be set in an annual or long-term bonus plan or other similar document. In the event of any conflict between such document and the Plan, the terms of the Plan shall control. Performance Grants shall be granted and administered in such a way as to qualify as “performance-based compensation” for purposes of Code section 162(m).

(b) The Committee shall establish the Performance Goals
for Performance Grants. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Grants. The Committee may vary the Performance Criteria, Performance Goals, and weightings from
Participant to Participant, Performance Grant to Performance Grant and Plan Year to Plan Year. The Committee may increase, but not decrease, the minimum and target levels (but not increase the amount payable) with respect to any Performance Goal after the start of a Performance Period.

(c)
The Committee shall establish for each Performance Grant the amount of cash or Company Stock payable at specified levels of performance, based on the Performance Goal or Goals with respect to each Performance Criterion. Any Performance Grant shall be made not later than the earlier of (i) 90 days after the start of the period for which the Performance Grant relates and (ii) the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a Plan Year the amount of cash or Company Stock that would otherwise be payable upon achievement of the Performance Goal or Goals but may reduce or eliminate the payments unless otherwise provided in a Performance Grant. The Committee may provide for a Performance Grant to be payable at the target level (or other level as determined by the Committee in its discretion) prior to the attainment of a
Performance Goal or Goals solely upon the Participant’s death, Disability, or the occurrence of a Change of Control or Qualifying Change of Control.

(d) The actual payments to a Participant under a Performance Grant will be calculated by measuring the achievement of the Performance
Goals with respect to the Performance Criteria as established in the Performance Grant. All calculations of actual payments shall be made by the Committee and the Committee shall certify in minutes of a meeting or other writing the extent, if any, to which the Performance Goals have been met.

(e) Performance Grants may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided by the Committee at the time of grant, or the Committee may reserve the right to determine the manner of payment at the time the Performance Grant becomes payable. The Committee may provide in the Grant Agreement that the Participant may make an election to defer the payment under a Performance Grant subject to such terms as the Committee may determine in accordance with Code section 409A.

(f) A Participant who
receives a Performance Grant payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Performance Grant and all requirements with respect to the issuance of such shares have been satisfied.

(g) A Participant’s interest
in a Performance Grant may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(h) Whenever payments under a Performance Grant are to be made in cash to a Participant who is an Employee, his Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving a Performance Grant payable in Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant.
Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding
Taxes.

7.  Performance Shares.

(a) The Committee may grant Performance Shares to eligible
Service Providers. Whenever the Committee grants Performance Shares, notice shall be given to the Service Provider stating the number of Performance Shares granted and the terms and conditions to which the grant of Performance Shares is subject.
This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant. Performance Shares may or may not be intended to qualify as “performance-based compensation” for purposes of Code section 162(m). If intended to so qualify, the award shall be governed by the provisions of Section 6(b)-(d).

(b) The Committee shall establish the performance goals to which each award of
Performance Shares shall be subject. The performance goals need not be objective and may be based on any performance conditions selected by the Committee in its discretion. The performance period with respect to an award may be any length of time and the performance goals with respect to such award may be established at any time after the start of such period in the Committee’s discretion. The Committee may vary the performance and other terms and conditions from Participant to
Participant, grant to grant and Plan Year to Plan Year. The Committee may increase or decrease the minimum, target or maximum levels with respect to any performance goal after the start of a performance period in its discretion.

(c) The Committee shall establish for each award the number
of shares of Company Stock payable at specified levels of performance. All determinations regarding the achievement of any performance goals will be made by the Committee. The actual number of shares to be paid to a Participant under an award will be calculated by measuring the achievement of the performance goal(s) with respect to the performance criteria as established by the Committee. All calculations of actual payments shall be made by the Committee whose decision shall be final and binding on all parties.

(d) The Committee may
reserve the right in a Grant Agreement to settle all or portion of an award of Performance Shares in cash instead of shares of Company Stock, with the cash portion to be determined based on the Fair Market Value as of the date of payment of the shares of Company Stock otherwise payable under the award, or to allow the Participant to defer payment under the award, subject to such terms as the Committee may determine in accordance with Code section 409A.

(e) A Participant shall have no rights as a shareholder
until shares of Company Stock are issued under the award and all requirements with respect to the issuance of such shares have been satisfied.

(f) A Participant’s interest in an award of Performance Shares may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(g) Each Participant
who is an Employee shall agree at the time of receiving an award of Performance Shares, and as a condition thereof, to pay to the Employer, or make arrangements satisfactory to the Employer regarding the payment to the Employer of, Applicable
Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

8.  Restricted Stock Awards.

(a) The Committee may grant Restricted Stock to eligible Service Providers. Whenever the Committee deems it appropriate to grant
Restricted Stock, notice shall be given to the Service Provider stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice shall become the Grant Agreement between the
Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (c) below shall lapse. The terms and conditions may include the continued performance of services or the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof. Restrictions conditioned on employment and the passage of time shall not expire less than three years from the Date of Grant of the Restricted Stock. Restrictions conditioned on the achievement of
Performance Goals or other performance conditions shall not expire less than one year from the Date of Grant. Notwithstanding the foregoing, the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will expire as a result of the Disability, death, Retirement or involuntary termination of the Participant or the occurrence of a Change of Control or Qualifying Change of Control. If the award is intended to qualify as
“performance-based compensation” for purposes of Code section 162(m), the award shall be governed by the provisions of Section 6(b)-(d).

(c) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on the shares established by the Committee have lapsed or been removed.

(d) Upon the acceptance by a Participant of an award of Restricted Stock, the Participant shall, subject to the restrictions set forth in paragraph (c) above, have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote the shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Unless otherwise provided in the Grant Agreement, (i) dividends or other distributions paid in shares of Company Stock shall be subject to the same restrictions set forth in paragraph (c) as the shares of
Restricted Stock with respect to which the dividends or other distributions are paid and (ii) dividends or other distributions paid in cash shall be paid at the same time and under the same conditions as such dividends or other distributions are paid to the shareholders of record of Company Stock. Certificates representing Restricted Stock shall be held by the Company until the restrictions lapse and upon request, the Participant shall provide the Company with appropriate stock powers endorsed in blank.

(e) Each Participant who
is an Employee shall agree at the time his or her Restricted Stock is granted, and as a condition thereof, to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding
Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

9.  Performance Share Units and Restricted Stock Units.

(a) The Committee may grant Performance Share Units and
Restricted Stock Units to eligible Service Providers. Whenever the Committee deems it appropriate to grant Performance Share Units or Restricted Stock Units, notice shall be given to the Service Provider stating the number of Performance Share Units
or

Restricted Stock Units granted and the terms and conditions to which the Performance Share Units or Restricted Stock Units are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The Committee shall establish as to each award of Performance Share Units the terms and conditions upon which the Performance Share
Units shall be earned, vest and be paid. The issuance and vesting of Performance Share Units may be conditioned on the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof and on the continued performance of services. The Committee shall establish as to each award of Restricted Stock Units the terms and conditions upon which the Restricted Stock Units shall vest and be paid. Vesting may be conditioned on the continued
performance of services or the achievement of performance conditions measured on an individual, corporate, or other basis, or any combination thereof. A Restricted Stock Unit the vesting of which is conditioned on employment and the passage of time shall not vest less than three years from the Date of Grant of the Restricted Stock Unit. A Performance Share Unit or Restricted Stock Unit the vesting of which is conditioned on the achievement of Performance Goals or other performance conditions shall not vest less than one year from the Date of Grant. Notwithstanding the foregoing; the Committee may, in its discretion and without limitation, provide in the Grant Agreement that restrictions will expire as a result of one or more of the
Disability, death, Retirement or involuntary termination of the Participant or the occurrence of a Change of Control or Qualifying Change of Control. If the award is intended to qualify as “performance-based compensation” for purposes of
Code section 162(m), the award shall be governed by the provisions of Section 6(b)-(d).

(c) Performance Share Units and Restricted Stock Units may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided in the Grant Agreement, or the Committee may reserve the right to determine the manner of payment at the time the Performance Share Units or Restricted Stock Units become payable. The delivery of Company Stock in payment of Performance
Share Units or Restricted Stock Units may be subject to additional conditions established in the Grant Agreement.

(d) A Participant who receives Performance Share Units or Restricted Stock Units payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. The Committee may, in its discretion, provide that a Participant shall be entitled to receive dividend equivalents on outstanding Performance Share Units or Restricted Stock Units. Dividend equivalents may be (i) paid in cash, (ii) credited to the Participant as additional Performance Share Units or
Restricted Stock Units, or (iii) a fixed combination of cash and additional Performance Share Units or Restricted Stock Units as provided in the Grant Agreement, or the Committee may reserve the right to determine the manner of payment at the time dividends are paid to shareholders of record. Unless otherwise provided in the Grant Agreement, (i) dividend equivalents with respect to dividends or other distributions that are paid in shares of Company Stock shall be credited to the
Participant as additional Restricted Stock Units subject to the same restrictions as the Restricted Stock Units with respect to which the dividend equivalents are paid, (ii) dividend equivalents with respect to dividends or other distributions that are paid in cash shall be paid at the same time and under the same conditions as such dividends or other distributions are paid to the shareholders of record of Company Stock, and (iii) the same provisions will apply to outstanding
Performance Share Units following the end of the performance period.

(e) A Participant’s interest in Performance Share Units or Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(f) Whenever payments under Performance Share Units or
Restricted Stock Units are to be made in cash to a Participant who is an Employee, his Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving Performance Share Units or Restricted
Stock Units payable in the form of Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of
Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

10.  Stock Options.

(a) The Committee may grant Options to eligible Service Providers. Whenever the Committee grants Options, notice shall be given to the
Service Provider stating the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent, if any, to which associated Stock
Appreciation Rights are granted, and the conditions to which the grant and exercise of the Options are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) The exercise price
of shares of Company Stock covered by an Option shall not be, and shall never become, less than 100 percent of the Fair Market Value of the shares on the Date of Grant, except as may be provided in Section 16. If the Participant is a Ten
Percent Shareholder and the Option is intended to qualify as an Incentive Stock Option, the exercise price shall be not less than 110 percent of the Fair Market Value of such shares on the Date of Grant.

(c) Options may be exercised in whole or in part at the
times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Option may be exercised after the expiration of ten (10) years from the Date of Grant. If the Participant is a Ten Percent Shareholder and
the Option is intended to qualify as an Incentive Stock Option, the Option may not be exercised after the expiration of five (5) years from the Date of Grant.

(d) Options shall not be transferable except to the extent specifically provided in the Grant Agreement in accordance with applicable securities laws. Incentive Stock Options, by their terms, shall not be transferable except by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the
Participant.

(e) Options that are intended to
qualify as Incentive Stock Options shall be granted only to Employees.

(f) Options that are intended to qualify as Incentive Stock Options shall, by their terms, not be exercisable after the first to occur of (x) ten years from the Date of Grant (five years if the Participant to whom the Option has been granted is a Ten Percent Shareholder), (y) three months following the date of the Participant’s termination of employment with the Company and all Related Companies for reasons other than Disability or death, or
(z) one year following the date of the Participant’s termination of employment on account of Disability or death.

(g) Options that are intended to qualify as Incentive Stock Options shall, by their terms, be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the
Plan Year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and all Related Companies shall be aggregated for purposes of determining whether the
Limitation Amount has been exceeded. The Committee may impose any conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a Plan
Year exceed the Limitation Amount, the excess Options shall be treated as Nonstatutory Stock Options to the extent permitted by law.

(h) A Participant who purchases shares of Company Stock under an Option shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(i) Options may be exercised by the Participant giving notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. The notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option or the Committee in its discretion so permits, the Participant (i), unless prohibited by law, may deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the terms of the Option or the Committee in its discretion, Applicable Withholding Taxes, (ii) may deliver shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or (iii) may cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price; or (iv) may use any other methods of payment as the Committee, at its discretion, deems appropriate.
Until the Participant has paid the exercise price and any Applicable Withholding Taxes, no stock certificate shall be issued.

(j) Each Participant who is an Employee shall agree as a condition of the exercise of an Option to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued upon the exercise of an Option. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of
Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes, or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(k) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 10(k), (i) no Modification shall be made in respect to any Option if such Modification would result in the Option constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Option if such Extension would result in the Option having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this subsection (k), (i) a “Modification” means any change in the terms of the Option (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Option with a direct or indirect reduction in the exercise price of the Option, regardless of whether the holder in fact benefits from the change in terms; and (ii) an “Extension” means either (A) the provision to the holder of an additional period of time within which to exercise the Option beyond the time originally prescribed, (B) the conversion or exchange of the Option for a legally binding right to compensation in a future taxable year, (C) the addition of any feature for the deferral of compensation to the terms of the Option, or (D) any renewal of the Option that has the effect of (A) through (C) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of an
Option in accordance with Section 16 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a
Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of an Option to a date no later than the earlier of (i) the latest date upon which the Option could have expired by its original terms under any circumstances or (ii) the tenth anniversary of the original Date of Grant.

11.  Stock Appreciation Rights.

(a) The Committee may grant Stock Appreciation Rights to eligible Service Providers. Whenever the Committee grants Stock Appreciation
Rights, notice shall be given to the Service Provider stating the number of shares with respect to which Stock Appreciation Rights are granted, the extent, if any, to which the Stock Appreciation Rights are granted in connection with all or any part of a Nonstatutory Stock Option (“Tandem Rights”), and the conditions to which the grant and exercise of the Stock Appreciation Rights are subject. This notice shall become the Grant Agreement between the Company and the Service Provider and, at that time, the Service Provider shall become a Participant.

(b) Stock Appreciation Rights (other than Tandem Rights) shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered Stock Appreciation Right over (y) the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right.

(c) Tandem Rights shall entitle the
Participant, upon exercise of all or any part of the Tandem Rights, to surrender to the Company unexercised that portion of the underlying Nonstatutory Stock Option relating to the same number of shares of Company Stock as is covered by the Tandem
Right (or the portion of the Tandem Right so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Nonstatutory Stock Option.

(d) Upon the exercise of a Tandem Right and surrender of the related portion of the underlying Nonstatutory
Stock Option, the Nonstatutory Stock Option, to the extent surrendered, shall not thereafter be exercisable.

(e) Subject to any further conditions upon exercise imposed by the Committee, a Tandem Right shall be granted on the same Date of Grant as the related Nonstatutory Stock Option, be transferable only to the extent that the related Nonstatutory Stock Option is transferable, be exercisable only to the extent that the related Nonstatutory Stock Option is exercisable and shall expire no later than the date on which the related Nonstatutory Stock Option expires.

(f) The Committee may limit the amount that the Participant will be entitled to receive upon exercise of Stock Appreciation Rights.

(g) Stock Appreciation Rights shall not be transferable except to the extent specifically provided in the Grant Agreement and in accordance with applicable securities laws.

(h) Stock Appreciation Rights may be exercised in whole or in part at the times as may be specified by the
Committee in the Participant’s Grant Agreement; provided that no Stock Appreciation Right may be exercised after the expiration of ten (10) years from the Date of Grant.

(i) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company
Stock covered by the Stock Appreciation Right exceeds the Fair Market Value of the Company Stock on the Date of Grant of the Stock Appreciation Right (or, in the case of a Tandem Right, only to the extent it exceeds the exercise price of the Company
Stock covered by the underlying Nonstatutory Stock Option).

(j) The manner in which the Company’s obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Grant Agreement. The Grant
Agreement may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of
Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

(k) A Participant who acquires shares of Company Stock upon exercise of a Stock Appreciation Right shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied.

(l) Stock Appreciation Rights may be exercised by the Participant giving notice of the exercise to the
Company, stating the number of Stock Appreciation Rights the Participant has elected to exercise.

(m) Whenever payments upon exercise of Stock Appreciation Rights are to be made in cash to a Participant who is an Employee, the Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of receiving Stock Appreciation Rights payable in the form of Company Stock to pay to his
Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no stock certificate shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash. In addition, if the Committee allows or the Grant Agreement so provides, (A) payment to the Employer in satisfaction of
Applicable Withholding Taxes may be made in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances; (B) the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes; or (C) unless prohibited by law, the Participant may deliver irrevocable instructions to a broker to deliver promptly to the Employer, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the Applicable Withholding Taxes.

(n) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 11(n), (i) no Modification shall be made in respect to any Stock Appreciation Right if such Modification would result in the Stock Appreciation Right constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Stock Appreciation Right if such Extension would result in the Stock Appreciation Right having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury
Regulations under Code section 409A. Subject to the remaining part of this subsection (n), (i) a “Modification” means any change in the terms of the Stock Appreciation Right (or change in the terms of the Plan or applicable Grant
Agreement) that may provide the holder of the Stock Appreciation Right with a direct or indirect reduction in the exercise price of the Stock Appreciation Right, regardless of whether the holder in fact benefits from the change in terms; and
(ii) an “Extension” means either (A) the provision to the holder of an additional period of time within which to exercise the Stock Appreciation Right beyond the time originally prescribed, (B) the conversion or exchange of the Stock Appreciation Right for a legally binding right to compensation in a future taxable year, (C) the addition of any feature for the deferral of compensation to the terms of the Stock Appreciation Right, or (D) any renewal of the
Stock Appreciation Right that has the effect of (A) through (C) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of a Stock Appreciation Right in accordance with Section 16 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of a Stock Appreciation Right to a date no later than the earlier of (i) the latest date upon which the Stock Appreciation Right could have expired by its original terms under any circumstances or (ii) the tenth anniversary of the original Date of Grant.

12.  Director and Consultant Awards.

(a) General. The Board may grant Director Awards to Non-Employee Directors in the form of shares of Restricted Stock, Restricted
Stock Units, Performance Share Units, Nonstatutory Options, or Stock Appreciation Rights as provided in Sections 8 through 11 above, or in the form of Vested Shares or Deferred Units as provided in subsections (b) and (c) below. The Board may also grant to Consultants awards in the same forms as Director Awards. Whenever the Board grants shares of Restricted Stock, Restricted Stock Units, Performance Share Units, Nonstatutory Options, or Stock Appreciation Rights to an Non-Employee
Director, notice shall be given to the Non-Employee Director stating the type of award being made, the number of shares with respect to which the award is granted and the terms and conditions to which the award and (where applicable) the exercise of the award is subject. This notice shall become the Grant Agreement between the Company and the Non-Employee Director and, at that time, the Non-Employee Director shall become a Participant. Restricted Stock, Restricted Stock Units, Performance Share
Units, Nonstatutory Options, or Stock Appreciation Rights granted to Non-Employee Directors shall otherwise be subject to the terms of the Plan applicable to each type of award as set forth in Sections 8 through 11 above; provided, however, that, notwithstanding anything in Sections 8(b) or 9(b) to the contrary, any service or performance period with respect to Restricted Stock, Restricted Stock Units or Performance Share Units granted to Non-Employee Directors or Consultants shall not be less than six consecutive months in length; and provided further, that where context reasonably requires, references throughout Sections 8 through 11 above to the “Committee” shall be read instead as references to the Board wherever the award is to be granted to an Non-Employee Director. The Board shall have all the same rights and powers with respect to the administration of Director Awards as the Committee has with respect to Incentive Awards as provided in Section 17 below
(provided that the Board may not delegate its authority with respect to the granting of Director Awards pursuant to Section 17(c)(viii)), and the Board shall be subject to the same limitations with respect to the modification and Repricing of outstanding Director Awards as provided therein.

(b) Vested Shares. The Board may grant Vested Shares to Non-Employee Directors or
Consultants. Vested Shares shall be immediately transferable (subject to compliance with any applicable securities laws) and the Participant receiving an award of Vested Shares shall have all the rights of a shareholder with respect to such shares as of the Date of Grant.

(c) Deferred
Units.

(i) The Board may grant Deferred
Units to Non-Employee Directors or Consultants. The terms relating to an award of Deferred Units may be set forth in an individual grant agreement between the Company and the Non-Employee Director or Consultant or in a deferred compensation plan or other similar document for Non-Employee Directors or Consultants as a group. In the event of any conflict between such document and the Plan, the terms of the Plan shall control.

(ii) The Board shall establish, or establish procedures for a Participant to elect, as to each Deferred Unit the fixed time(s), schedule or event(s) and the other terms and conditions upon which the Deferred Unit shall be paid in accordance with Code section 409A. Deferred Units may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided by the Board, or the Board may reserve the right to determine the manner of payment at the time the Deferred Unit become payable. The delivery of Company Stock in payment of Deferred Units may be subject to additional conditions established by the Board.

(iii) A Participant
who receives Deferred Units payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued and all requirements with respect to the issuance of such shares have been satisfied.

(iv) The Board may, in its discretion, provide that a
Participant shall be entitled to receive dividend equivalents on outstanding Deferred Units. Dividend equivalents may be (i) paid in cash, (ii) credited to the Participant as additional Deferred Units, or (iii) a fixed combination of cash and additional Deferred Units as provided by the Board at the time of grant, or the Board may reserve the right to determine the manner of payment at the time dividends are paid to shareholders of record. Unless otherwise provided by the Board,
(i) dividend equivalents with respect to dividends or other distributions that are paid in shares of Company Stock shall be credited to the Participant as additional Deferred Units payable at the same time(s), schedule or event(s) as the
Deferred Units with respect to which the dividend equivalents are paid and (ii) dividend equivalents with respect to dividends or other distributions that are paid in cash shall be paid at the same time and under the same conditions as such dividends or other distributions are paid to the shareholders of record of Company Stock.

(v) A Participant’s interest in Deferred Units may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

(vi) Under procedures established
by the Board, a Non-Employee Director may elect to defer the payment of cash retainer, meeting and other fees paid in connection with his or her service on the Board for any Plan Year that would otherwise be payable and receive in its place Deferred
Units. The Board may establish any other conditions related to the Deferred Units necessary to comply with Code section 409A, including that existing deferral elections made under the Director Plan shall be assumed by this Plan.

13.  Effective Date of the Plan. The Plan was approved by
the Board on June 17, 2008 and shall become effective as of the date on which it is approved by the shareholders of the Company (the “Effective Date”). Until (i) the Plan has been approved by the Company’s shareholders, and
(ii) the requirements of any applicable

federal or state securities laws have been met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or Stock
Appreciation Rights shall be exercisable that, in either case, are not contingent on the occurrence of both such events.

14.  Continuing Securities Law Compliance. If at any time on or after the Effective Date, the requirements of any applicable federal or state securities laws should fail to be met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or Stock Appreciation Rights shall be exercisable until the Committee (or, with respect to a Director Award, the
Board) has determined that these requirements have again been met. The Committee (or, with respect to a Director Award, the Board) may suspend the right to exercise an Option or Stock Appreciation Right at any time when it determines that allowing the exercise and issuance of Company Stock would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or Stock Appreciation Right are extended during a period of suspension.

15.  Termination, Modification, Change. If not sooner
terminated by the Board, this Plan shall terminate at the close of business on the date that immediately follows the tenth anniversary of the date on which the Plan was approved by the Board. No new Awards shall be granted under the Plan after its termination. The Board may terminate the Plan at any time and may amend the Plan at any time in any respect as it shall deem advisable; provided that no change shall be made that increases the total number of shares of Company Stock reserved for issuance under the Plan (except pursuant to Section 16), materially modifies the requirements as to eligibility for participation in the Plan, or that would otherwise be considered a material revision or amendment under Code section 422 or the listing standards of the exchange on which the Company Stock is traded, unless the change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and outstanding Awards with respect to Participants as it deems appropriate to ensure compliance with Rule 16b-3 and other applicable federal or state securities laws and to meet the requirements of the Code and applicable regulations or other generally applicable guidance thereunder.
Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Award previously granted to him or her.

16.  Change in Capital Structure.

(a) The Committee (or, with respect to a Director Award, the
Board) shall proportionately adjust the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan (including the maximum limit on Non-Option Awards or Incentive Stock Options under Section 4), the maximum number of shares or securities that can be granted to an individual Participant under Section 4, the exercise price of Options, the initial Fair Market Value of Company Stock under Stock Appreciation Rights, and other relevant terms of the Plan and any Awards whenever, in the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s corporate structure or capital stock without the receipt of consideration by the Company (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), it deems any such adjustment necessary or desirable to preserve the intended benefits of the Plan and any outstanding Awards for the Company and the Participants. The Committee’s (or, with respect to a Director Award, the Board’s) determination in this regard shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option or Stock Appreciation Right or fractional cents with respect to the exercise price thereof, the Committee (or, with respect to a Director Award, the Board) shall round down the number of shares covered by the
Option or Stock Appreciation Right to the nearest whole share and round up the exercise price to the nearest whole cent.

(b) In the event of a Change of Control as described in Sections 2(f)(i) or (iii) or a Qualifying Change of Control as described in Sections 2(hh)(i) or (iii), or if the Company is otherwise a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company’s assets occurs (in any such case, a “Corporate Event”), then the Committee (or, with respect to a Director Award, the Board) may take any actions with respect to outstanding Awards as it deems appropriate, consistent with applicable provisions of the Code and any applicable federal or state securities laws.

(c) Notwithstanding anything in the Plan to the contrary,
the Committee (or, with respect to a Director Award, the Board) may take the foregoing actions without the consent of any Participant, and its determination shall be conclusive and binding on all persons and for all purposes.

17.  Administration of the Plan.

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in this Plan or the Committee’s charter or as otherwise established by the Board, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i) to prescribe, amend and rescind policies relating to this Plan, and to interpret the Plan, including defining terms not otherwise defined;

(ii) to determine which persons are
eligible Service Providers, to which of the Service Providers, if any, Incentive Awards shall be granted hereunder and the timing of any Incentive Awards;

(iii) to grant Incentive Awards to Service Providers and determine the terms and conditions thereof, including the number of shares of
Company Stock subject to Incentive Awards and the exercise or purchase price of the shares of Company Stock and the circumstances under which Incentive Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance conditions (including Performance Goals), the occurrence of certain events, or other factors;

(iv) to establish or verify the extent of satisfaction of any Performance Goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Incentive Award;

(v) to prescribe and amend the terms of the Grant Agreements or other documents evidencing Incentive Awards made under this Plan (which need not be identical);

(vi) to determine
whether, and the extent to which, adjustments are required pursuant to Section 16;

(vii) to interpret and construe this Plan, any policies under this Plan and the terms and conditions of any Incentive Award granted hereunder, and to make exceptions to any provisions for the benefit of the Company;

(viii) to delegate, to the extent permitted by Virginia corporations law, any portion of its authority under the Plan to make Incentive
Awards to an executive officer of the Company, subject to any conditions that the Committee may establish (including but not limited to conditions on such officer’s ability to make awards to “executive officers” within the meaning of
Section 16 of the Act or to “covered employees” within the meaning of Code section 162(m)(3)); and

(ix) to make all other determinations deemed necessary or advisable for the administration of this Plan.

The Committee
may amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, except that the consent will not be required if the amendment is for the purpose of complying with applicable provisions of the Code or any federal or state securities laws.

The Committee is prohibited from Repricing any Option or
Stock Appreciation Right without the prior approval of the shareholders of the Company with respect to the proposed Repricing.

(b) The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant.
The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by the Committee in writing or by electronic transmission or transmissions as permitted by the Bylaws of the Company, and any action so taken shall be fully effective as if it had been taken at a meeting.

(d) The
Committee may delegate the administration of the Plan to an officer or officers of the Company, and such officer(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Incentive Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Incentive Awards, to process or oversee the issuance of shares of Company Stock upon the exercise, vesting and/or settlement of an Incentive Award, to interpret the terms of Incentive Awards and to take any other actions as the Committee may specify, provided that in no case shall any such officer(s) be authorized to grant Incentive Awards under the Plan, except in accordance with Section 17(a)(viii) above. Any action by an administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such officer(s), provided that the actions and interpretations of any such officer(s) shall be subject to review and approval, disapproval or modification by the Committee.

18.  Notice. All notices and other communications required or permitted to be given under this Plan shall be in written or electronic form and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company—at the principal business address of the Company to the attention of the Corporate Secretary of the Company; and (b) if to any Participant—at the last address of the Participant known to the sender at the time the notice or other communication is sent.

19.  No Effect on Other Plans. Except as provided in
Section 4(c), nothing contained in the Plan will be deemed in any way to limit or restrict the Company or any Related Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

20.  Interpretation. The Plan is intended to operate in compliance with the provisions of Rule 16b-3 and to facilitate compliance with, and optimize the benefits from, Code section 162(m). The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury of the United States or his or her delegate relating to the qualification of Incentive Stock Options under the Code. This Plan and the individual Awards under the Plan are intended to comply with any applicable requirements of Code section 409A and shall be interpreted to the extent context reasonably permits in accordance with such requirements. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

Admission Ticket

C123456789

000004

000000000.000000 ext

000000000.000000 ext

MR A SAMPLE

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000000000.000000 ext

DESIGNATION (IF ANY)

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ADD 1

Electronic Voting Instructions

ADD 2

You can vote by Internet or telephone!

ADD 3

Available 24 hours a day, 7 days a week!

ADD 4 ADD 5 ADD 6

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be
received by 2:00 a.m., Eastern Time, on August 27, 2008.

Vote by Internet

      •   Log on to the Internet and go to   www.investorvote.com/SFD
       •   Follow the steps
outlined on the secured website.

Vote by telephone

•   Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by
the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

☒

Annual Meeting Proxy Card

123456

C0123456789

12345

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and
FOR Proposals 2 and 3.

1. Election of Directors:

For

Withhold

For

Withhold

For

Withhold

01 - Robert L. Burrus, Jr.

☐

☐

02 - Hon. Carol T. Crawford

☐

☐

03 - David C. Nelson

☐

☐

+

04 - Gaoning Ning

05 - Frank S. Royal, M.D.

For

Against

Abstain

For

Against

Abstain

2. Proposal to approve the Smithfield Foods, Inc. 2008 Incentive Compensation Plan.

☐

☐

☐

  3. Proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending May 3,
2009.

☐

☐

☐

  4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures
— This section must be completed for your vote to be counted. — Date and Sign Below

PLEASE SIGN EXACTLY AS NAME APPEARS HEREIN. WHEN
SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., GIVE FULL TITLE AS SUCH.

Date (mm/dd/yyyy) — Please print date below.

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

                          /
/

Driving Instructions to Williamsburg Lodge

From Interstate 64, take exit 238 onto Route 143 East. Follow Route 143 to the second traffic light and bear right onto Route
132 (Henry Street). Continue on Henry Street through the Historic Area. At the third traffic light, turn left onto Francis Street. Turn right on the second street (South England); the Lodge is immediately on the right. There is a parking lot on the left, across the street from the Lodge. If that parking lot is full, continue down South England Street and turn right at the next street (Newport Avenue). Take the very next right into the parking garage, which is located underneath Tazewell Hall.

Street Address: Williamsburg Lodge, 310
South England Street, Williamsburg, VA 23185

2008 ADMISSION TICKET

Smithfield Foods, Inc.

2008 ANNUAL MEETING OF SHAREHOLDERS

Wednesday, August 27, 2008

2:00 p.m.

Williamsburg Lodge

310 South England Street

Williamsburg, Virginia
23185

THIS TICKET WILL ADMIT TWO
PERSONS

THIS TICKET IS NON-TRANSFERABLE

PLEASE HAVE PHOTO IDENTIFICATION READY

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET
OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

Proxy — SMITHFIELD FOODS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints C. Larry Pope and Michael H. Cole and each of them, proxies with full power of substitution, to vote the shares of Common Stock in Smithfield Foods, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on
August 27, 2008 or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and of the Proxy Statement attached thereto.

Please mark, sign, date and return the proxy card using the enclosed envelope.